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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Check the appropriate box:
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
GILEAD SCIENCES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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GILEAD SCIENCES, INC.
333 Lakeside Drive
Foster City, California 94404

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 22, 2002

TO THE STOCKHOLDERS OF GILEAD SCIENCES, INC.:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Gilead Sciences, Inc., a Delaware Corporation (the "Company"), will be held on Wednesday, May 22, 2002, at 10:00 a.m. local time at the Hotel Sofitel, 223 Twin Dolphin Drive, Redwood City, California 94065 for the following purposes:

  1.
  To elect eight directors to serve for the next year and until their successors are elected.

  2.
  To approve an amendment to the Company's 1991 Stock Option Plan to increase the total number of shares of Common Stock authorized for issuance under the plan from 47,000,000 to 53,000,000.

  3.
  To approve an amendment to the Company's 1995 Non-Employee Directors' Stock Option Plan to increase the total number of shares of Common Stock authorized for issuance under the plan from 2,200,000 to 2,800,000.

  4.
  To ratify the selection of Ernst & Young LLP as independent auditors of the Company for its fiscal year ending December 31, 2002.

  5.
  To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

        The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

        The Board of Directors has fixed the close of business on April 5, 2002 as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

By Order of the Board of Directors,
Mark L. Perry Secretary

Foster City, CA
April 9, 2002

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST BRING TO THE MEETING A LETTER FROM THE BROKER, BANK OR OTHER NOMINEE CONFIRMING YOUR BENEFICIAL OWNERSHIP OF THE SHARES. ADDITIONALLY, IN ORDER TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

GILEAD SCIENCES, INC.
333 Lakeside Drive
Foster City, California 94404

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
MAY 22, 2002
INFORMATION CONCERNING SOLICITATION AND VOTING

General

        The enclosed proxy is solicited on behalf of the Board of Directors (the "Board") of Gilead Sciences, Inc., a Delaware corporation (the "Company" or "Gilead"), for use at the Annual Meeting of Stockholders to be held on Wednesday, May 22, 2002 at 10:00 a.m. local time (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at such date at the Hotel Sofitel, 223 Twin Dolphin Drive, Redwood City, California 94065.

Solicitation

        The Company will bear the entire cost of solicitation of proxies including preparation, assembly, printing and mailing of this proxy statement and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of the Company's Common Stock (the "Common Stock") beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, facsimile or personal solicitation by directors, officers or other employees of the Company or at the Company's request, by D.F. King & Co., a professional proxy solicitor. No additional compensation will be paid to directors, officers or other employees for such services, but D.F. King & Co. will be paid its customary fee, estimated to be $5,000, for its solicitation services.

        The Company intends to mail this Proxy Statement and the accompanying proxy card on or about April 17, 2002 to all stockholders entitled to vote at the Annual Meeting.

Stockholder Proposals

        The deadline for submitting a stockholder proposal for inclusion in the Company's proxy statement and form of proxy for the Company's 2003 Annual Meeting of Stockholders pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, (the "Exchange Act") is December 17, 2002. Stockholders wishing to submit proposals or director nominations that are not to be included in such proxy statement and proxy must do so no later than February 24, 2003 nor earlier than January 23, 2003.

Voting Rights and Outstanding Shares

        Only holders of record of Common Stock at the close of business on April 5, 2002 will be entitled to notice of and to vote at the Annual Meeting. Each holder of record of Common Stock on such date will be entitled to one vote for each share of Common Stock held on all matters to be voted upon at the Annual Meeting. At the close of business on April 5, 2002, the Company had outstanding and entitled to vote 194,785,959 shares of Common Stock.

        Each holder of record of Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a particular matter has been approved.

        All references to Common Stock share amounts and per share data in this proxy statement reflect a two-for-one stock split effected in the form of a stock dividend to the stockholders of record as of February 14, 2002 and completed on March 8, 2002.

Revocability of Proxies

        Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Company's Secretary at Gilead's principal executive office, 333 Lakeside Drive, Foster City, California 94404, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

PROPOSAL 1

ELECTION OF DIRECTORS

        There are eight nominees for the eight Board of Directors positions presently authorized by resolution of the Board. Proxies cannot be voted for a greater number of persons than the number of nominees standing for election. Each director to be elected will hold office until the next Annual Meeting of Stockholders and until his successor is elected and has qualified, or until such director's earlier death, resignation or removal. Each nominee listed below is currently a director of Gilead. Dr. Berg, Mr. Davignon, Mr. Denny, Dr. Martin, Dr. Moore and Dr. Shultz were elected by the stockholders. Mr. Hull was appointed to the Gilead Board in April 2001 and Mrs. Wilson was appointed to the Gilead Board in October 2001.

        Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the eight nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected and management has no reason to believe that any nominee will be unable to serve.

        Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote.

THE BOARD RECOMMENDS A VOTE FOR EACH NAMED NOMINEE.

Nominees

        The names of the nominees in alphabetical order and certain information about them as of April 5, 2002, are set forth below:

Name	Age	Position With Gilead/Principal Occupation
Paul Berg(1)(3)	75	Cahill Professor, Department of Biochemistry, Stanford University School of Medicine
Etienne F. Davignon	69	Vice Chairman, Société Générale de Belgique
James M. Denny(1)(3)	69	Chairman of the Board of Directors of Gilead
Cordell W. Hull(2)	68	Co-founder, Chairman and Chief Executive Officer, InfrastructureWorld, Inc.
John C. Martin	50	President and Chief Executive Officer of Gilead
Gordon E. Moore(1)(2)	73	Chairman Emeritus, Intel Corporation
George P. Shultz(2)(3)	81	Distinguished Fellow, Hoover Institution, Stanford University
Gayle E. Wilson(1)	59	Director of Chela Financial, Inc. and the Ralph M. Parsons Foundation

(1)
Member of the Compensation Committee

(2)
Member of the Audit Committee

(3)
Member of the Nominating Committee

        Dr. Berg joined the Company's Board of Directors in April 1998. Dr. Berg is currently Cahill Professor in Cancer Research in the Department of Biochemistry at Stanford University School of Medicine, where he has been on the faculty since 1959. He has served as Director of the Stanford University Beckman Center for Molecular and Genetic Medicine since its founding in 1985. Dr. Berg is a director of Affymetrix, Inc. and Transgene, Inc. He is the founder of and a scientific advisor to Schering-Plough's DNAX Research Institute. Dr. Berg also serves on the Company's Scientific Advisory Committee. Dr. Berg received the Nobel Prize for Chemistry in 1980.

        Mr. Davignon joined the Company's Board of Directors in September 1990. He is currently Vice-Chairman of Société Générale de Belgique, a diversified financial and industrial company, and served as its Chairman from 1988 to 2001. Mr. Davignon served as the European Community's Commissioner for Industry and International Markets from 1977 to 1981 and as the European Community's Vice President for Research, Industry and Energy Policies from 1981 to 1984. Mr. Davignon is Chairman of Compagnie de Wagons Lits in France, a director of BASF, Compagnie de Suez, Pechiney and has served as Vice Chairman, Vice President and director for a number of other European companies.

        Mr. Denny joined the Company's Board of Directors in January 1996 and was elected Chairman of the Board in January 2001. Mr. Denny is retired Vice Chairman of Sears, Roebuck & Co. Previously, he served as Executive Vice President and Chief Financial and Planning Officer of G.D. Searle & Co., as well as Chairman of Pearle Health Services, Inc., a Searle-affiliated company. He is a director of Allstate Corporation, GATX Corporation and ChoicePoint, Inc. He served as a Senior Advisor to William Blair Capital Partners LLC from 1995 to 2000.

        Mr. Hull joined the Company's Board of Directors in April 2001. Mr. Hull is co-founder and currently Chairman and Chief Executive Officer of InfrastructureWorld, Inc. Mr. Hull is currently director of Darby Overseas Investments, Ltd., the Bechtel Group, Inc., Bechtel Enterprises and the Fremont Group. Previously, Mr. Hull served as Chairman of Bechtel Enterprises and Chief Financial

Officer of Bechtel Group as well as President of American Express Company's banking operations in London.

        Dr. Martin has served as the Company's President and CEO since April 1996. He joined Gilead in October 1990 as Vice President for Research and Development. From 1984 to 1990 he was employed at Bristol-Myers Squibb, a pharmaceutical company, where he was Director of Antiviral Chemistry. Dr. Martin was with Syntex Corporation from 1978 to 1984. Dr. Martin is the co-inventor of ganciclovir, a pharmaceutical developed by Syntex and now marketed by Roche for the treatment of cytomegalovirus infection. Dr. Martin received his Ph.D. in organic chemistry from the University of Chicago.

        Dr. Moore joined the Company's Board of Directors in January 1996 and served as a member of the Company's Business Advisory Board from July 1991 until January 1996. Dr. Moore is a co-founder and Chairman Emeritus of Intel Corporation, where he previously served as Chairman, President and Chief Executive Officer. He also served as Director of Research and Development for the Fairchild Semiconductor Division of Fairchild Camera and Instrument Corporation. Dr. Moore is a member of the Board of Trustees at the California Institute of Technology. He received the National Medal of Technology in 1990.

        Dr. Shultz joined the Company's Board of Directors in January 1996. Dr. Shultz currently serves as Distinguished Fellow at the Hoover Institution and as a director of the Bechtel Group, Inc., Fremont Group, Inc., Charles Schwab, Inc. and UNext, Inc. Dr. Shultz serves as Chairman of J.P. Morgan Chase & Co.'s International Advisory Council, and is Chairman of the Advisory Board of InfrastructureWorld, Inc. Dr. Shultz served as U.S. Secretary of State from 1982 to 1989 and earlier served as Secretary of Labor, Director of the Office of Management and Budget and Secretary of the Treasury. Previously, he served as Dean of the Graduate School of Business at the University of Chicago and as President of the Bechtel Group, Inc. In 1989, Dr. Shultz was awarded the Medal of Freedom, the nation's highest civilian honor.

        Mrs. Wilson joined the Company's Board of Directors in October 2001. Mrs. Wilson is director of Chela Financial, Inc. and the Ralph M. Parsons Foundation. Mrs. Wilson is an advisor for Broad Daylight, Inc. and a trustee of the California Institute of Technology as well as a member of its Jet Propulsion Lab Committee. Mrs. Wilson served as California's First Lady from 1991 through 1998 during the governorship of her husband, California Governor Pete Wilson.

Board Committees and Meetings

        During 2001, the Board of Directors held five meetings and acted by unanimous written consent twice. The Board has an Audit Committee, a Compensation Committee and a Nominating Committee.

        The Audit Committee meets with the Company's independent auditors to review the results of the annual audit and discuss the Company's quarterly and annual financial statements; recommends to the Board the independent auditors to be retained; oversees the independence of the independent auditors; evaluates the independent auditors' performance; and receives and considers the independent auditors' comments as to controls, adequacy of staff, management performance and procedures in connection with audit and financial controls. The Audit Committee was comprised of Mr. Denny (Chairman) and Drs. Moore and Shultz from January 1, 2001 through April 18, 2001 and since April 19, 2001 has been and is currently comprised of Mr. Hull (Chairman), and Drs. Moore and Schultz. The Audit Committee held four regular meetings and one special meeting and acted by unanimous written consent once during 2001. All three members of the Audit Committee are "independent" as defined in the NASD listing standards for companies listed on the Nasdaq Stock Market. In April 2000, the Board adopted a written charter for the Audit Committee.

        The Compensation Committee makes recommendations and, with respect to executive officers, determinations concerning salaries and incentive compensation; awards stock options to employees and consultants under the Company's stock option plans; and otherwise determines compensation levels and performs such other functions regarding compensation as the Board may delegate. The Compensation Committee was comprised of Drs. Moore (Chairman) and Berg and Mr. Denny from January 1, 2001 through October 25, 2001 and since October 26, 2001 has been and is currently comprised of Drs. Moore (Chairman) and Berg, Mr. Denny and Mrs. Wilson. The Compensation Committee met once during the year ended December 31, 2001.

        The Nominating Committee identifies, evaluates and nominates new directors for consideration by the full Board. The Nominating Committee is comprised of Drs. Shultz (Chairman) and Berg and Mr. Denny. During 2001, the Nominating Committee met once. On October 25, 2001, the Board adopted the Nominating Committee Charter, which is attached as Exhibit A.

        During 2001, each director attended at least 75% of the aggregate of the meetings of the Board and of the committees on which he or she served.

Executive Officers

        The names of Gilead's executive officers who are not also directors of Gilead and certain information about each of them as of December 31, 2001 are set forth below:

        Norbert W. Bischofberger, age 46, is the Company's Executive Vice President, Research and Development. Dr. Bischofberger joined Gilead in 1990 as Director of Organic Chemistry, became Vice President of Organic Chemistry in February 1993 and was named Vice President of Research in August 1995. Dr. Bischofberger was appointed Senior Vice President, Research in January 1998, at which time he became an executive officer. Dr. Bischofberger was named Senior Vice President, Research and Development in January 2000. He was promoted to Executive Vice President, Research and Development in November 2000. Prior to joining the Company, Dr. Bischofberger worked in research at Genentech, Inc. from 1986 to 1990, most recently as Manager of DNA Synthesis. He received his B.S. in Chemistry at the University of Innsbruck in Austria, and his Ph.D. in Organic Chemistry at the Eidgennossische Technische Hochschule (ETH) in Zurich, Switzerland.

        Crispin G.S. Eley, age 44, is the Company's Senior Vice President, Pharmaceutical Operations. Dr. Eley served in numerous positions with Vestar, Inc. ("Vestar"), including: Senior Research Scientist from 1985 to 1988; Director, Chemistry Research from 1988 to 1989; Director, Chemistry from 1989 to 1992; and Senior Director, Product Development from 1992 to 1993. In March 1993, Dr. Eley was promoted to Vice President of Product Development at Vestar and subsequently to Vice President, Pharmaceutical Operations at NeXstar Pharmaceuticals, Inc. ("NeXstar"). In July 1999, after the merger between Gilead and NeXstar, Dr. Eley became Gilead's Vice President, Pharmaceutical Operations. Dr. Eley became an executive officer of the Company when he was promoted to Senior Vice President, Pharmaceutical Operations in November 2000. Dr. Eley has a B.A. in Chemistry and a D.Phil. in Chemistry from Oxford University.

        Michael K. Inouye, age 46, is the Company's Senior Vice President, Sales and Marketing. Mr. Inouye joined Gilead in 1995 as Vice President, Sales and Marketing. He became an executive officer when he was promoted to Senior Vice President, Sales and Marketing in November 2000. Prior to joining Gilead, Mr. Inouye was Vice President, Sales and Marketing at InSite Vision, Inc. from 1994 to 1995. From 1980 to 1994, Mr. Inouye was with Merck and Co., Inc. where he held various sales and marketing management positions, including Senior Director, Marketing Planning and Senior Region Director, Field Sales. He has a B.S. in Food Science and Technology from the University of California, Davis and an MBA from California Polytechnic University in Pomona.

        William A. Lee, age 46, is the Company's Senior Vice President, Research. Dr. Lee joined Gilead as Director of Pharmaceutical Product Development in August 1991, became Vice President, Pharmaceutical Product Development in January 1995 and in February 2000 was promoted to Vice President, Research and Pharmaceutical Development. Dr. Lee became an executive officer when he was promoted to Senior Vice President, Research and Product Development in November 2000. Prior to joining Gilead, Dr. Lee was Department Head of Drug Delivery and Formulation at California Biotechnology, Inc. from 1986 to 1991. From 1985 to 1986 Dr. Lee was a research scientist at Syntex Corporation. He received his Ph.D. in Physical Organic Chemistry from the University of California at San Diego and did postdoctoral work at the Ecole Polytech Federal Lausanne and the University of California at Santa Barbara.

        Mark L. Perry, age 46, is the Company's Executive Vice President, Operations. Mr. Perry joined Gilead in July 1994 as Vice President and General Counsel and became Chief Financial Officer in May 1996. Mr. Perry was appointed Senior Vice President, Chief Financial Officer and General Counsel in January 1998 and served in that capacity until he was appointed Senior Vice President, Operations in February 2000. Mr. Perry was promoted to Executive Vice President, Operations in November 2000. He has also served as Corporate Secretary since May 1994. From 1981 to 1994, Mr. Perry was with Cooley Godward LLP in San Francisco and Palo Alto, California. Cooley Godward serves as Gilead's primary outside counsel. Mr. Perry was an associate with Cooley Godward from 1981 to 1987, and a partner from 1987 to 1994. Mr. Perry received his J.D. from the University of California, Davis and is a member of the California bar. Mr. Perry is a member of the Board of Directors of DNA Sciences, Inc., a genetics discovery company.

        Sharon Surrey-Barbari, age 47, is the Company's Vice President and Chief Financial Officer. Ms. Surrey-Barbari joined Gilead in January 1998 as Director of Finance. In January 1999 she became Vice President of Finance and served in that capacity until she was promoted to Vice President and Chief Financial Officer in February 2000. From 1996 to 1998, Ms. Surrey-Barbari was with Foote, Cone & Belding HealthCare as Vice President, Strategic Planning. From 1972 to 1995, she was employed by Syntex Corporation, where she held various management positions in corporate finance, financial planning, marketing and commercial planning. Her most recent position at Syntex was as Director of Commercial Planning. Ms. Surrey-Barbari received her B.S. in Accounting from San Jose State University, California. Ms. Surrey-Barbari is a member of the Board of Directors of Phytogen Life Sciences, Inc., a manufacturer of active pharmaceutical ingredients from natural sources.

PROPOSAL 2

APPROVAL OF THE AMENDED AND RESTATED 1991 STOCK OPTION PLAN

        In November 1991, the Board adopted, and the stockholders subsequently approved, the Company's 1991 Stock Option Plan (the "1991 Plan"). In January 2002, the Board adopted an amendment to the 1991 Plan subject to stockholder approval (the "Restated 1991 Plan") and reserved an additional 6,000,000 shares of Common Stock on a split-adjusted basis for issuance under the Restated 1991 Plan, bringing the total shares authorized for issuance thereunder to 53,000,000. The Board adopted this amendment to enable the Company to continue to grant stock options to employees at levels that the Board and the Compensation Committee deem to be appropriate. The Board intends to increase the shares available for issuance under the Restated 1991 Plan on an annual basis in amounts approximating the number of shares required for the options the Company anticipates granting over the subsequent year.

        As of February 28, 2002, options (net of canceled or expired options) to purchase an aggregate of 37,884,651 shares of Common Stock had been granted under the Restated 1991 Plan and 15,115,349 shares (plus any shares that might in the future be returned as a result of the cancellation or expiration of options) remained available for future grants under the Restated 1991 Plan. During 2001, under the 1991 Plan, the Company granted the following:

  •
  options to purchase 904,000 shares at exercise prices ranging from $14.7969 to $19.6200 per share to all current executive officers, as a group;

  •
  options to purchase 5,332,860 shares at exercise prices ranging from $13.5813 to $34.3250 per share to all employees, other than executive officers, as a group; and

  •
  no options to current directors who are not officers.

        For information regarding stock option grants to the Company's Chief Executive Officer and its four other most highly compensated executive officers for the year ended December 31, 2001 (the "Named Executive Officers"), see "Executive Compensation-Stock Option Grants and Exercises."

        Stockholders are requested in this proposal to approve the amendment of the 1991 Plan as the Restated 1991 Plan in the form attached hereto as Exhibit B. This amendment involves reserving for issuance an additional 6,000,000 shares of Common Stock. If the stockholders fail to approve this proposal, the 1991 Plan will continue in the form prior to the amendment.

        The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the Restated 1991 Plan. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

THE BOARD RECOMMENDS A VOTE FOR PROPOSAL 2.

        The essential features of the Restated 1991 Plan are outlined below:

General

        The Restated 1991 Plan provides for the grant of both incentive stock options and nonstatutory stock options. Incentive stock options granted under the Restated 1991 Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code. Nonstatutory stock options granted under the Restated 1991 Plan are intended not to qualify as incentive stock options under the Internal Revenue Code. See "Federal Income Tax Information" for a discussion of the tax treatment of the options included in the Restated 1991 Plan.

Purpose

        The Restated 1991 Plan was adopted to provide a means:

  •
  by which selected directors and employees of, and consultants to, the Company and its affiliates could be given an opportunity to acquire stock in the Company;

  •
  to secure and retain the services of persons capable of filling such positions;

  •
  to assist in retaining the services of employees holding key positions; and

  •
  to provide incentives for such persons to exert maximum efforts for the success of the Company and its affiliates.

Administration

        The Board administers the Restated 1991 Plan unless and until the Board delegates administration to a committee. Under the Restated 1991 Plan, the committee may consist of one or more non-employee members of the Board.

        The Board delegated primary administration of the Restated 1991 Plan to the Compensation Committee of the Board, and on October 25, 2001 delegated to the Chief Executive Officer of the Company the authority to grant stock options to certain eligible employees of the Company. In connection with the administration of the Restated 1991 Plan, the Compensation Committee generally has the powers possessed by the Board. However, the Compensation Committee's powers may be restricted by resolutions adopted by the Board, from time to time, so long as the resolutions are not inconsistent with the provisions of the Restated 1991 Plan. In this proposal, the "Board" refers to the Compensation Committee as well as to the Board.

        The Board has delegated to the Company's Chief Executive Officer the authority to grant options to eligible persons who are not then subject to Section 16 of the Exchange Act and/or who are either:

  •
  not then employees covered by Section 162(m) of the Internal Revenue Code and are not expected to be covered by Section 162(m) of the Internal Revenue Code at the time of recognition of income resulting from such option; or

  •
  not persons with respect to whom the Company wishes to avoid the application of Section 162(m) of the Internal Revenue Code.

        The Board may at any time return the administration of the Restated 1991 Plan to the Board.

        The Board, or a committee as the case may be, generally has the power to construe and interpret the Restated 1991 Plan. In addition, subject to the provisions of the Restated 1991 Plan, the Board has the power to determine the following:

  •
  the persons to whom and the dates on which options will be granted;

  •
  what type of option will be granted;

  •
  the number of shares to be subject to each option;

  •
  the time or times during the term of each option within which all or a portion of the option may be exercised;

  •
  the exercise price;

  •
  the type of consideration; and

  •
  other terms of the option.

Shares Subject to the Restated 1991 Plan

        The Common Stock that may be sold pursuant to options under the Restated 1991 Plan shall not exceed in the aggregate 53,000,000 shares of Common Stock. If any option expires or terminates, in whole or in part, without having been exercised in full, the stock not purchased under such option will become available again for issuance under the Restated 1991 Plan.

Eligibility

        Incentive stock options may be granted only to employees. Nonstatutory stock options may be granted to employees, directors or consultants of both the Company and its affiliates. As of February 28, 2002, approximately 1,031 employees were eligible to participate in the Restated 1991 Plan.

        Generally, a person who owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any affiliate of the Company will not be eligible for the grant of an incentive stock option. However, such 10% stockholder may be granted an incentive stock option if: (1) the exercise price of the option is at least 110% of the fair market value of the Common

Stock subject to the option on the option's date of grant; and (2) the term of the option does not exceed five years from the date of grant. No person is eligible to be granted options covering more than 2,000,000 shares of Common Stock in any calendar year.

Term and Termination

        No option is exercisable after the expiration of 10 years from the date it was granted.

        In the event that an optionee's continuous service to the Company or its affiliates is terminated, the optionee's ability to exercise his or her option is restricted. In such a case, the optionee may exercise his or her option, to the extent that he or she was entitled to exercise it at the time of termination, but only within the earlier of (1) the period of time after the termination of the optionee's continuous service specified in the option agreement or (2) the expiration of the term of the option as specified in the option agreement. In the case of an incentive stock option, if such period of time exceeds three months from the date of termination except in the event of death or disability, the option will be taxed as a non-statutory stock option.

        In the event an optionee's continuous service to the Company or its affiliates terminates as a result of the optionee's death or disability, the ability of the optionee or such optionee's estate, heirs or beneficiaries to exercise his or her option is restricted. In such a case, the option may be exercised, but only within the period ending on the earlier of (1) twelve months following such termination or such longer or shorter period as specified in the option agreement or (2) the expiration of the term of the option as specified in the option agreement.

        The option term generally is not extended in the event that exercise of the option within these periods is prohibited. An optionee's option agreement may provide that if the exercise of the option following the termination of the optionee's service would result in liability under Section 16(b) of the Exchange Act, then the option shall terminate on the earlier of (i) the expiration of the term of the option or (ii) the tenth day after the last date on which such exercise would result in such liability under Section 16(b). An optionee's option agreement also may provide that if the exercise of the option following the termination of the optionee's service would be prohibited because the issuance of stock would violate the registration requirements under the Securities Act of 1933, as amended (the "Securities Act"), then the option will terminate on the earlier of (i) the expiration of the term of the option or (ii) 90 days after the termination of the optionee's service during which the exercise of the option would not be in violation of such registration requirements.

Exercise Price

        The exercise price of each incentive stock option and each nonstatutory stock option granted under the Restated 1991 Plan will not be less than 100% of the fair market value of the Company's Common Stock on the date of grant. If options were granted with exercise prices below market value, deductions for compensation attributable to the exercise of such options could be limited by Section 162(m) of the Code. See "Federal Income Tax Information." Under the Code, the exercise price of incentive stock options (see "Eligibility" above) may not be less than 110% of the fair market value of the Company's Common Stock on the date of grant.

        As of February 28, 2002, the closing price of the Company's Common Stock as reported by The Nasdaq Stock Market was $35.23. The Company is prohibited from repricing outstanding options granted under the Restated 1991 Plan without the consent of its stockholders.

Payment of Exercise Price

        The option's exercise price is paid either:

  •
  in cash at the time of exercise or purchase; or

  •
  if determined by the Board at the time of grant, by (1) deferred payment or other arrangement or (2) in any other form of legal consideration that may be acceptable to the Board, such as by delivery to the Company of other Common Stock of the Company.

        In the case of any deferred payment arrangement, interest will be compounded at least annually. Interest will be charged at the minimum rate of interest necessary to avoid imputed interest for federal tax purposes.

Transferability

        An incentive stock option is not transferable except by will or by the laws of descent and distribution. Moreover, an incentive stock option is exercisable during the lifetime of the person to whom the incentive stock option is granted only by such person. A nonstatutory stock option generally will not be transferable except by will or by the laws of descent and distribution. In addition, an optionee may designate a beneficiary who may exercise his or her option after death.

Vesting

        Options granted under the Restated 1991 Plan may become exercisable in monthly, quarterly or other periodic installments. The option agreement may provide that from time to time during each of such installment periods, the option may become exercisable or vest with respect to some or all of the shares allotted to that period. In addition, it may provide that the option may be exercised with respect to some or all of the shares allotted to such period or any prior period as to which the option became vested but was not fully exercised. The option agreement may also provide that an optionee may exercise an option prior to full vesting, so long as the Company has a repurchase right with respect to any unvested shares.

Adjustments upon Changes in Stock

        If any change is made in the Common Stock subject to the Restated 1991 Plan, or subject to any option, without receipt of cash or other property by the Company through:

  •
  merger, consolidation, reorganization, recapitalization;

  •
  stock dividend, dividend in property other than cash, stock split, liquidating dividend; or

  •
  combination of shares, exchange of shares, change in corporate structure or otherwise,

the class(es) and maximum number of shares subject to the Restated 1991 Plan, the maximum annual grant of shares under the Restated 1991 Plan and the class(es) and number of shares and price per share of stock subject to outstanding options will be appropriately adjusted.

        In the event of:

  •
  a dissolution or liquidation of the Company;

  •
  a sale of all or substantially all of the assets of the Company;

  •
  a merger or consolidation in which the Company is not the surviving corporation;

  •
  a reverse merger in which the Company is the surviving corporation but the shares of the Company's Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or

  •
  any other capital reorganization in which more than 50% of the shares of the Company entitled to vote are exchanged

        (collectively, a "change in control"),

then, at the discretion of the Board and to the extent permitted by applicable law, either (1) the surviving corporation will assume outstanding options or will substitute similar options for those outstanding under the Restated 1991 Plan, (2) the time during which such options may be exercised will be accelerated and the options terminated if not exercised prior to such event or (3) the options will continue in full force and effect.

        If, within one month before or thirteen months after the date of a change in control, the continuous service of an optionee terminates due to an involuntary termination (not including death or disability) without "cause" (as such term is defined in the Restated 1991 Plan) or a voluntary termination by the optionee due to a "constructive termination" (as such term is defined in the Restated 1991 Plan), then the vesting and exercisability of all options held by that optionee will be accelerated or any reacquisition or repurchase rights held by the Company with respect to the option will lapse.

        In the event that such acceleration of the vesting and exercisability of the options (or lapse of reacquisition or repurchase rights held by the Company with respect to options) as described above, when added to the benefits otherwise payable to an optionee, constitute "parachute payments" within the meaning of Section 280G of the Internal Revenue Code that would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, then the optionee's benefits will be delivered to such lesser extent that will result in no portion of the benefits being subject to the excise tax.

Amendment of the Restated 1991 Plan

        The Board at any time, and from time to time, may make further amendments to the Restated 1991 Plan. However, no amendment will be effective unless approved by the stockholders within twelve months before or after the adoption of the amendment, where the amendment will:

  •
  increase the number of shares reserved for issuance under the Restated 1991 Plan;

  •
  modify the requirements as to eligibility for participation; or

  •
  require stockholder approval in order for the Restated 1991 Plan to satisfy the requirements of Section 422 of the Internal Revenue Code, Rule 16b-3 promulgated under the Exchange Act or any securities exchange requirements.

        The Board may in its sole discretion submit any other amendment to the Restated 1991 Plan for stockholder approval.

Termination or Suspension of the Restated 1991 Plan

        The Board may suspend or terminate the Restated 1991 Plan at any time. Unless sooner terminated, the Restated 1991 Plan will terminate on April 30, 2010. No options may be granted under the Restated 1991 Plan while the Restated 1991 Plan is suspended or after it is terminated.

Federal Income Tax Information

        The following describes the material federal income tax consequences to an optionee and the Company associated with the grant and exercise of options under the Restated 1991 Plan. This discussion does not purport to be complete and does not discuss the income tax laws of any state or foreign country in which an optionee may reside.

Incentive Stock Options

        Incentive stock options under the Restated 1991 Plan are intended to be eligible for the favorable federal income tax treatment applicable to "incentive stock options" under the Internal Revenue Code.

        There generally are no federal income tax consequences to the optionee or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the optionee's alternative minimum tax liability, if any.

        If an optionee holds stock acquired through exercise of an incentive stock option for (1) more than two years from the date on which the option is granted and (2) more than one year from the date on which the shares are transferred to the optionee upon exercise of the option, any gain or loss on a disposition of such stock will be capital gain or loss.

        The disposition of the stock before the expiration of either of these holding periods is generally referred to as a "disqualifying disposition." A disqualifying disposition generally results in the optionee realizing taxable ordinary income equal to the lesser of (1) the excess of the stock's fair market value on the date of exercise over the exercise price, or (2) the optionee's actual gain, if any, on the purchase and sale. The optionee's additional gain, or any loss, upon the disqualifying disposition will be a capital gain or loss. The capital gain or loss will be long-term or short-term depending on whether the stock was held for more than one year.

        Capital gains are generally subject to lower tax rates than ordinary income.

        To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs. The Company's ability to take this deduction will generally depend upon the satisfaction of the requirement of reasonableness, the provisions of Section 162(m) of the Internal Revenue Code and a tax reporting obligation.

Nonstatutory Stock Options

        Nonstatutory stock options granted under the Restated 1991 Plan generally have the following federal income tax consequences.

        There are no tax consequences to the optionee or the Company by reason of the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the optionee normally will recognize taxable ordinary income. The ordinary income will generally be equal to the excess of the stock's fair market value on the date of exercise over the option exercise price.

        Generally, the Company is required to withhold from regular wages or supplemental wage payments of employees an amount based on any ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Internal Revenue Code and the satisfaction of a reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionee.

        Upon disposition of the stock, the optionee will recognize a capital gain or loss. The capital gain or loss will be equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option. Such gain or loss will be long-term or short-term depending on how long the optionee holds the stock.

Potential Limitation on the Company's Deductions

        Section 162(m) of the Internal Revenue Code denies a deduction to any publicly held corporation for compensation paid to certain "covered employees" in a taxable year to the extent that compensation exceeds $1 million for a covered employee. It is possible that compensation attributable to options when combined with all other types of compensation received by a covered employee from the Company may cause this limitation to be exceeded in any particular year.

        Certain kinds of compensation, including qualified "performance-based compensation" are disregarded for purposes of the deduction limitation. Under United States Treasury Regulations, compensation attributable to stock options will qualify as performance-based compensation, if the option is granted by a compensation committee comprised solely of "outside directors" and either:

  •
  (1) the option plan contains a per-employee limitation on the number of shares for which options may be granted during a specified period, (2) the per-employee limitation is approved by the stockholders, and (3) the exercise price of the option is no less than the fair market value of the stock on the date of grant; or

  •
  the option is granted or exercisable only upon the achievement, as certified in writing by the compensation committee, of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain and the option is approved by stockholders.

PROPOSAL 3

APPROVAL OF THE AMENDED 1995 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

        In November 1995, the Board adopted, and the stockholders subsequently approved, Gilead's 1995 Non-Employee Directors' Stock Option Plan (the "Directors' Option Plan"). In January 2002, the Board adopted an amendment to the Directors' Option Plan. The amendment increased the authorized shares under the Directors' Option Plan from 2,200,000 to 2,800,000 on a split-adjusted basis. Stockholders are requested in this proposal to approve the amendment to the Directors' Option Plan, as amended in the form attached hereto as Exhibit C. If the stockholders fail to approve this proposal, the Directors' Option Plan will continue in the form prior to the amendment. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the Directors' Option Plan. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

THE BOARD RECOMMENDS A VOTE FOR PROPOSAL 3.

The essential features of the Directors' Option Plan are outlined below:

General

        The Directors' Option Plan provides for non-discretionary grants of nonstatutory stock options, on an automatic basis pursuant to a pre-approved schedule. Options granted under the Directors' Option Plan are not intended to qualify as incentive stock options, as defined under Section 422 of the Internal Revenue Code.

Purpose

        The purpose of the Directors' Option Plan is: (1) to retain the services of persons now serving as non-employee directors of Gilead, as defined below; (2) to attract and retain the services of persons capable of serving on the Board; and (3) to provide incentives for such persons to exert maximum efforts to promote the success of the Company.

Administration

        The Directors' Option Plan is administered by the Board. The Board has the final power to construe and interpret the Directors' Option Plan and options granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board is authorized to delegate administration of the Directors' Option Plan to a committee of not less than two members of the Board. The Board does not presently contemplate delegating administration of the Directors' Option Plan to any committee of the Board.

Shares Subject to the Non-Employee Directors' Stock Option Plan

        The common stock that may be sold pursuant to options under the Directors' Option Plan shall not exceed in the aggregate 2,800,000 shares of Gilead Common Stock on a split-adjusted basis, after giving effect to the January 2002 amendment. If any option expires or terminates without having been exercised in full, the stock not purchased under such option will revert to and again become available for issuance under the Directors' Option Plan. The common stock subject to the Directors' Option Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

Eligibility

        The Directors' Option Plan provides that options may be granted only to non-employee directors of Gilead. A "non-employee director" is defined in the Directors' Option Plan as a director of Gilead and its affiliates who is not otherwise an employee of Gilead or any affiliate. All of Gilead's directors standing for election at the annual meeting, except for Dr. Martin, are eligible to participate in the Directors' Option Plan.

Terms and Conditions of Options

        Each option under the Directors' Option Plan is subject to the following terms and conditions:

Non-Discretionary

        Option grants under the Directors' Option Plan are non-discretionary. Each non-employee director shall, on the later of January 2, 1996 or the date he or she is first elected to be a non-employee director, be granted an option to purchase 100,000 shares of Gilead Common Stock as his or her initial grant. On each anniversary date of the non-employee director's initial grant, the non-employee director shall automatically be granted an option to purchase 15,000 shares of Gilead Common Stock as his or her annual grant. A non-employee director who is also the Chairperson of the Gilead Board of Directors, or designated by the Gilead Board of Directors as the "lead director" in circumstances where there is no Chairperson or the Chairperson is an employee of Gilead, will be granted an option to purchase an additional 80,000 shares of Gilead Common Stock at the time of his or her initial grant, and an additional 12,000 shares of Gilead Common Stock at the time of his or her annual grant. Each non-employee director who also serves on a standing committee of the Gilead Board of Directors shall automatically be granted an option to purchase an additional 4,000 shares of Gilead Common Stock at the time of his or her initial grant, and an additional 3,000 shares of common stock of the Company at the time of his or her annual grant, for each such committee. Each non-employee director who serves on a standing committee and who is also the Chairperson of that committee shall automatically be granted an option to purchase 8,000 shares at the time of his or her initial grant or later election as Chairperson and an additional 6,000 shares of Gilead Common Stock at the time of his or her annual grant. No other options may be granted under the Directors' Option Plan.

Transferability; Term

        Under the Directors' Option Plan, an option may not be transferred by the optionee, except by will or the laws of descent and distribution, or pursuant to a domestic relations order. No option granted under the Directors' Option Plan is exercisable by any person after the expiration of ten years from the date the option is granted.

Option Exercise

        An option granted under the Directors' Option Plan becomes exercisable or vests over a period of five years in equal quarterly installments at the rate of 5% per quarter. Such vesting is conditioned upon continued service as a non-employee director or employee of, or consultant to, Gilead.

Other Provisions

        The option agreement may contain such other terms, provisions and conditions not inconsistent with the Directors' Option Plan as may be determined by the Board.

Exercise Price and Consideration

        The exercise price of each option granted under the Directors' Option Plan will not be less than 100% of the fair market value of Gilead Common Stock on the date of grant. As of February 28, 2002, the closing price for Gilead Common Stock as reported by The Nasdaq Stock Market was $35.23. The exercise price of options granted under the Directors' Option Plan must be paid in cash, shares of Gilead Common Stock or pursuant to a broker-assisted exercise program at the time the option is exercised. Gilead is prohibited from repricing outstanding options granted under the Directors' Option Plan without the consent of Gilead's stockholders.

Adjustments Upon Changes in Stock

        If any change is made in the common stock subject to the Directors' Option Plan, or subject to any option, without receipt of consideration by Gilead through:

  •
  merger, consolidation, reorganization, recapitalization;

  •
  stock dividend, dividend in property other than cash, stock split, liquidating dividend;

  •
  or combination of shares, exchange of shares, change in corporate structure or otherwise,

  then the class(es) and maximum number of shares subject to the Directors' Option Plan, the maximum annual grant of shares under the Directors' Option Plan and the class(es) and number of shares and price per share of stock subject to outstanding options will be appropriately adjusted.

        In the event of:

  •
  a dissolution or liquidation of the Company;

  •
  a merger or consolidation in which Gilead is not the surviving corporation;

  •
  a reverse merger in which Gilead is the surviving corporation but the shares of Gilead Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or

  •
  any other capital reorganization in which more than 50% of the shares of Gilead entitled to vote are exchanged then, to the extent permitted by applicable law, the time during which such options may be exercised will be accelerated and the options terminated if not exercised prior to such event. The acceleration of an option in the event of an acquisition or similar corporate event may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of Gilead.

Duration, Amendment and Termination

        The Board may amend, suspend or terminate the Directors' Option Plan at any time or from time to time. However, the Board may not amend the Directors' Option Plan with respect to the amount, price or timing of grants more often than once every six months other than to comply with changes to the Internal Revenue Code or the Employee Retirement Income Security Act of 1974 or associated regulations. No amendment will be effective unless approved by the stockholders of Gilead within twelve months before or after its adoption by the Board if the amendment would: (1) increase the number of shares reserved for options under the plan; (2) modify the requirements as to eligibility for participation in the plan, to the extent such modification requires stockholder approval in order for the plan to comply with the requirements of Rule 16b-3; or (3) modify the plan in any other way if such modification requires stockholder approval in order for the plan to meet the requirements of Rule 16b-3 or any securities exchange requirements. Unless sooner terminated, the Directors' Option Plan will terminate on November 26, 2005.

Federal Income Tax Information

        The following describes the material federal income tax consequences to an optionee and Gilead associated with the grant and exercise of options under the Directors' Option Plan. This discussion does not purport to be complete and does not discuss the income tax laws of any state or foreign country in which an optionee may reside. Options granted under the Directors' Option Plan are subject to federal income tax treatment applicable to options that are not incentive stock options. Options granted under the Directors' Option Plan are nonstatutory options. There are no tax consequences to the optionee or Gilead by reason of the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the optionee normally will recognize taxable ordinary income equal to the excess of the stock's fair market value on the date of exercise over the option exercise price. Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of such options. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year.

PROPOSAL 4

RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

        The Board has selected Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2002 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. The Audit Committee of the Board believes that the provision of services performed by Ernst & Young during 2001 was compatible with their independence. Ernst & Young LLP has audited the Company's financial statements since Gilead's inception in 1987. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

        During the fiscal year ended December 31, 2001, Gilead incurred fees for the services of Ernst & Young LLP and its affiliates of approximately $806,000. These expenditures consisted in part of annual audit fees of $383,000. The Company also incurred $423,000 in additional fees including $237,000 in audit-related services such as reviews of registration statements filed with the Securities and Exchange Commission (the "SEC"), foreign subsidiary statutory audits and consultations on accounting matters. The remaining $186,000 in additional fees consisted principally of pension audits, internal audit services and consultations on tax matters. Ernst & Young did not perform any services related to financial information systems design and implementation.

        Stockholder ratification of the selection of Ernst & Young LLP as Gilead's independent auditors is not required by the Company's bylaws or otherwise. However, the Board is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

        The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Ernst & Young LLP. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

THE BOARD RECOMMENDS A VOTE FOR PROPOSAL 4.

Security Ownership of Certain Beneficial Owners and Management

        The following table sets forth certain information regarding the ownership of the Company's Common Stock as of February 28, 2002 by: (1) each current director; (2) each current executive officer; (3) all executive officers and directors of the Company as a group; and (4) all those known by the Company to be beneficial owners of more than five percent of its Common Stock.

	Beneficial Ownership(1)
Beneficial Owner	Number of Shares	Percent of Total
FMR Corp. (2) 82 Devonshire Street Boston, MA 02109-3614	24,972,954	12.87%
Wellington Management Company, LLP(3) 75 State Street Boston, MA 02109	13,979,816	7.21%
Morgan Stanley Dean Witter & Co.(4) 1585 Broadway New York, NY 10036	12,328,180	6.35%
T. Rowe Price Associates, Inc.(5) 100 East Pratt Street Baltimore, MD 21202	10,195,600	5.26%
John C. Martin(6)	1,717,276	*
Norbert W. Bischofberger(7)	777,788	*
Mark L. Perry(8)	442,520	*
James M. Denny(9)	344,616	*
William A. Lee(10)	318,728	*
Gordon E. Moore(11)	316,524	*
Crispin G.S. Eley(12)	235,914	*
George P. Shultz(13)	220,800	*
Etienne F. Davignon(14)	215,000	*
Sharon Surrey-Barbari(15)	140,012	*

Paul Berg(16)	112,000	*
Cordell W. Hull(17)	22,400	*
Michael K. Inouye(18)	20,244	*
Gayle E. Wilson(19)	10,400	*
All executive officers and directors as a group (14 persons)(20)	4,894,222	2.5%

*
Less than one percent

(1)
This table is based upon information supplied by the Company's directors, officers, principal stockholders and Schedules 13D and 13G filed with the SEC. Unless otherwise indicated in the footnotes to this table, and subject to community property laws where applicable, each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 193,999,216 shares of Common Stock outstanding on February 28, 2002. The Common Stock share amounts shown in this table have been restated for the stock split effected in the form of a stock dividend completed on March 8, 2002.

(2)
Based on a Schedule 13G/A filed with the SEC on February 14, 2002, FMR Corp., a parent holding company, has beneficial ownership of and shared dispositive power over 24,972,954 shares of Common Stock at February 14, 2002. Of this amount, Fidelity Management & Research Company, a wholly-owned subsidiary of FMR Corp. and a registered investment adviser, is the beneficial owner of 20,918,934 shares of Common Stock at February 14, 2002.

(3)
Based on a Schedule 13G/A filed with the SEC on February 12, 2002, Wellington Management Company, LLP, a registered investment advisor and holding company, has beneficial ownership of and shares dispositive power over 13,979,816 shares of Common Stock at February 12, 2002.

(4)
Based on a Schedule 13G filed with the SEC on January 29, 2002, Morgan Stanley Dean Witter & Co., a registered investment advisor, has beneficial ownership of and shares dispositive power over 12,328,180 shares of Common Stock at January 29, 2002.

(5)
Based on a Schedule 13G/A filed with the SEC on February 20, 2002, T. Rowe Price Associates, Inc., a registered investment advisor, has beneficial ownership of and shares dispositive power over 10,195,600 shares of Common Stock at February 20, 2002. These securities are owned by various individuals and institutional investors which T. Rowe Price Associates, Inc. ("Price Associates") serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Exchange Act, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims beneficial ownership thereof.

(6)
Includes 1,441,000 shares subject to stock options exercisable within 60 days of February 28, 2002.

(7)
Includes 49,536 shares held in trust for which Dr. Bischofberger and his wife are trustees, 3,200 shares held in accounts for Dr. Bischofberger's minor children for which he is the custodian and 582,000 shares subject to stock options exercisable within 60 days of February 28, 2002.

(8)
Includes 4,800 shares held in account for Mr. Perry's minor child for whom Mr. Perry is the custodian and 263,000 shares subject to stock options exercisable within 60 days of February 28, 2002.

(9)
Includes 195,200 shares subject to stock options exercisable within 60 days of February 28, 2002. The total also includes 29,416 shares held in a grantor annuity trust of which Mr. Denny is a co-trustee, and 120,000 shares held by a not-for-profit corporation, of which Mr. Denny is an investment manager. Mr. Denny disclaims any beneficial ownership of the shares held by this corporation, as well as those held in the grantor annuity trust.

(10)
Includes 273,900 shares subject to stock options exercisable within 60 days of February 28, 2002.

(11)
Includes 223,200 shares subject to stock options exercisable within 60 days of February 28, 2002.

(12)
Includes 4,396 shares held jointly by Dr. Eley with his father, of which Dr. Eley disclaims any beneficial ownership and 193,592 shares subject to stock options exercisable within 60 days of February 28, 2002.

(13)
Includes 180,800 shares subject to stock options exercisable within 60 days of February 28, 2002.

(14)
Includes 159,000 shares subject to stock options exercisable within 60 days of February 28, 2002.

(15)
Includes 126,504 shares subject to stock options exercisable within 60 days of February 28, 2002.

(16)
Includes 112,000 shares subject to stock options exercisable within 60 days of February 28, 2002.

(17)
Includes 22,400 shares subject to stock options exercisable within 60 days of February 28, 2002.

(18)
Includes 14,600 shares subject to stock options exercisable within 60 days of February 28, 2002.

(19)
Includes 10,400 shares subject to stock options exercisable within 60 days of February 28, 2002.

(20)
Includes 3,797,596 shares subject to stock options exercisable within 60 days of February 28, 2002. See notes (6) through (19) above.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

        Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Executive officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

        To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required during 2001, the Company's executive officers, directors and greater than ten percent beneficial owners complied with all Section 16(a) filing requirements applicable to these executive officers, directors and greater than ten percent beneficial owners, except that Dr. Nicole P. Onetto, former Senior Vice President, Medical Affairs, filed an amended Form 4 report covering the sale of 7,600 shares which was not included in the initial timely filing of the original Form 4 report.

Compensation Committee Interlocks and Insider Participation

        The Company's Compensation Committee consists of Drs. Moore (Chairman) and Berg, Mr. Denny and Mrs. Wilson. None of the members of the Compensation Committee is currently or has been, at any time since the Company's formation, one of the Company's officers or employees.

Executive Compensation

Compensation of Directors

        Each non-employee director of the Company receives an annual retainer of $25,000, a fee of $1,500 for each Board meeting attended and an additional $1,000 ($1,500 for Committee Chair) for each committee meeting attended. For the year ended December 31, 2001, the total compensation paid to current non-employee directors was $238,750. The members of the Board are also eligible for reimbursement for their expenses incurred in connection with attendance at Board meetings in accordance with Company policy.

        Each non-employee director of the Company also receives stock option grants under the Directors' Option Plan. The Directors' Option Plan provides for non-discretionary grants of nonstatutory stock options to non-employee directors of the Company, on an automatic basis pursuant to a pre-approved schedule. Options granted under the Directors' Option Plan are at prices not less than fair value on the date of grant, become exercisable over a period of five years in equal quarterly installments at the rate of 5% per quarter and expire after ten years. Such vesting is conditioned upon continuous service as a non-employee director of or consultant to the Company. The exercise price of options granted must be paid in cash or shares of Common Stock of Gilead at the time the option is exercised.

        Each non-employee director was granted as of January 2, 1996, or on such later date as he or she first became a non-employee director, an initial stock option grant to purchase 100,000 shares of Common Stock of Gilead. Thereafter, on each anniversary date of a non-employee director's initial grant, the non-employee director is automatically, without further action by the Company, the Board or stockholders of the Company, granted an annual stock option grant to purchase 15,000 shares of Common Stock of Gilead. A non-employee director who is also the Chairperson of the Board is granted an option to purchase an additional 80,000 shares of Common Stock of Gilead at the time of his or her initial grant or later election as Chairperson, and an additional 12,000 shares of Common Stock of Gilead at the time of his or her annual grant. Each non-employee director who serves on a standing committee of the Board is automatically granted an option to purchase an additional 4,000 shares of Common Stock of Gilead at the time of his or her initial grant, and an additional 3,000 shares of Common Stock of Gilead at the time of his or her annual grant, for each such committee. Each non-employee director who serves on a standing committee and who is also the Chairperson of that committee is automatically granted an option to purchase 8,000 shares at the time of the initial grant or later election as Chairperson and an additional 6,000 shares of Common Stock of Gilead at the time of his or her annual grant. No other options may be granted under the Directors' Option Plan.

        During 2001, the Company granted options covering 472,000 shares to its current non-employee directors, at exercise prices ranging from $14.7969 to $34.3250 per share. Each option granted had an exercise price equal to the fair value of the Company's Common Stock on the date of grant.

        As of February 28, 2002, options to purchase a total of 1,485,000 shares of Common Stock of Gilead were outstanding under the Directors' Option Plan.

Summary of Compensation

        The following table shows, for the years ended December 31, 2001, 2000, and 1999, certain compensation awarded or paid to, or earned by, the Company's Chief Executive Officer and its other four most highly compensated executive officers (the "Named Executive Officers"):

Summary Compensation Table

		Annual Compensation				Long Term Compensation
Name and Principal Position	Year Ended December 31,	Salary(1)		Bonus(2)		Shares Underlying Options(3)	All Other Compensation
John C. Martin President and Chief Executive Officer	2001 2000 1999	$ $ $	548,340 478,125 387,681	$ $ $	500,000 56,250 250,000	240,000 140,000 400,000
Norbert W. Bischofberger(5) Executive Vice President, Research and Development	2001 2000 1999	$ $ $	375,417 333,333 247,075	$ $ $	250,000 31,250 140,000	160,000 100,000 240,000
Mark L. Perry(6) Executive Vice President, Operations	2001 2000 1999	$ $ $	375,417 318,506 275,514	$ $ $	250,000 31,250 140,000	160,000 100,000 240,000
Nicole M. Onetto(7) Senior Vice President, Medical Affairs	2001 2000 1999	$ $ $	327,700 283,478 268,800	$ $ $	286,900 77,228 75,000	80,000 80,000 160,000	$150,000(4)
Crispin G.S. Eley(8) Senior Vice President, Pharmaceutical Operations	2001 2000 1999	$ $ $	260,415 237,300 224,008	$ $ $	115,052 64,200 63,600	60,000 100,000 80,000	$150,000(4)

(1)
Includes amounts earned but deferred at the election of the Named Executive Officers pursuant to Gilead's 401(k) employee savings and retirement plan.

(2)
Includes amounts paid in February 2001 based on the Compensation Committee of the Board's (the "Compensation Committee") review of corporate performance and individual achievements for the fiscal year 2000. In accordance with the Company's incentive bonus program, performance-based cash bonuses were paid to Named Executive Officers who were employed as of February 2001. Dr. Onetto received a performance-based cash bonus for achievements in fiscal year 2001 when she left the Company on December 31, 2001.

(3)
The Company has not granted any stock appreciation rights, has not made any long-term incentive plan awards and did not make any restricted stock grants to the Named Executive Officers during the periods covered. All share amounts have been restated to reflect the effect of the stock split in the form of a stock dividend completed on March 8, 2002.

(4)
These amounts shown reflect special retention bonuses established by NeXstar Pharmaceuticals, Inc. prior to the merger.

(5)
Dr. Bischofberger was named Executive Vice President, Research and Development in November 2000. Prior to that, Dr. Bischofberger served as Senior Vice President, Research.

(6)
Mr. Perry was named Executive Vice President, Operations in November 2000. Prior to that, he served as Senior Vice President, Operations. Previously, he has also been the Chief Financial

  Officer and General Counsel of the Company. Mr. Perry continues to serve as Corporate Secretary.

(7)
Dr. Onetto was named the Company's Senior Vice President, Medical Affairs in November 2000. Prior to that, she had been the Vice President for Medical Affairs for NeXstar. In 1999, prior to the July 1999 merger of Gilead and NexStar, Dr. Onetto received compensation of $232,840 and a retention bonus of $150,000 from NeXstar. After the July 1999 merger, Dr. Onetto received compensation of $110,960 and a stock option grant for 160,000 shares of Gilead Common Stock as a Gilead employee. All of Dr. Onetto's compensation and stock options in 2000 and 2001 were received from Gilead. On December 31, 2001, Dr. Onetto left the Company in connection with the sale of Gilead's oncology assets to OSI Pharmaceuticals, Inc. In accordance with the terms of the transaction, Dr. Onetto was paid her 2001 bonus on December 31, 2001. In addition, 26,998 of Dr. Onetto's options, which were scheduled to vest in January 2002, were accelerated to vest on December 31, 2001.

(8)
Dr. Eley was named Senior Vice President, Pharmaceutical Operations in November 2000. Prior to that, he held the position of Vice President, Pharmaceutical Operations for NeXstar. In 1999, prior to the July 1999 merger of Gilead and NeXstar, Dr. Eley received compensation of $196,613 and a retention bonus of $150,000 from NeXstar. After the July 1999 merger, Dr. Eley received compensation of $90,995 and a stock option grant for 80,000 shares of Gilead Common Stock as a Gilead employee. All of Dr. Eley's compensation and stock options in 2000 and 2001 were received from Gilead.

Stock Option Grants and Exercises

        As of February 28, 2002, options to purchase a total of 21,507,709 shares of Common Stock had been granted and remained outstanding under the 1991 Plan, and options to purchase 15,115,349 shares of Common Stock remained available for grant thereunder. In addition, as of such date, options to purchase a total of 56,480 shares of Common Stock were outstanding under the NeXstar 1988 Stock Option Plan and options to purchase 536,989 shares of Common Stock were outstanding under NeXstar's 1993 Incentive Stock Plan.

        The Company grants both incentive stock options and nonstatutory stock options to its executive officers under the 1991 Plan. The following tables show, for the year ended December 31, 2001, certain information regarding options granted to, exercised by, and held at year-end by the Named Executive Officers:

Option Grants in Last Fiscal Year

	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(3)
Name	Shares Underlying Options Granted(1)	% of Total Options Granted to Employees in 2001(2)	Exercise Price Per Share	Expiration Date	5%	10%
John C. Martin	240,000	3.85%	$14.7969	1/17/11	$2,232,593	$5,657,383
Norbert W. Bischofberger	160,000	2.57%	$14.7969	1/17/11	$1,488,395	$3,771,588
Mark L. Perry	160,000	2.57%	$14.7969	1/17/11	$1,488,395	$3,771,588
Nicole M. Onetto(4)	80,000	1.28%	$14.7969	1/17/11	$744,198	$1,885,794
Crispin G.S. Eley	60,000.96%		$14.7969	1/17/11	$558,148	$1,414,346

(1)
The terms of such options, which include both incentive and nonstatutory stock options, are consistent with those of options granted to other employees under the Restated 1991 Plan. The options vest at the rate of 20% after one year and 5% per quarter thereafter during the optionee's employment. Subject to certain exceptions, the maximum term of options granted under the Restated 1991 Plan is ten years. All share amounts and per share references have been restated to reflect the stock split effected in the form of a stock dividend completed on March 8, 2002. No stock appreciation rights have been granted in fiscal year 2001.

(2)
Based on options to purchase 6,236,860 shares of Common Stock granted to employees, including executive officers, for the year ended December 31, 2001.

(3)
The potential realizable value is based on the term of the option at the date of the grant. It is calculated by assuming that the stock price on the date of grant appreciates at the indicated annual rate, compounded annually for the entire term, and that the option is exercised and sold on the last day of the option term for the appreciated stock price. Actual gains, if any, are dependent on the actual future performance of Gilead's Common Stock and the timing of exercise and sale transactions by the holder. These numbers are based on the SEC requirements and do not reflect the Company's projection or estimate of future stock price growth.

(4)
On December 31, 2001 Dr. Onetto left the Company in connection with the sale of Gilead's oncology assets to OSI Pharmaceuticals, Inc. In accordance with the terms of the transaction, 26,998 of Dr. Onetto's options that were scheduled to vest in January 2002 were accelerated in full and were vested as of December 31, 2001. Under the terms of the NeXstar Incentive Stock Plan and Gilead's Restated 1991 Plan, Dr. Onetto will have until March 31, 2002 to exercise all of her vested options.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

			Shares of Common Stock Underlying Vested/Unvested Options at December 31, 2001(2)		Value of Vested/Unvested In-the-Money Options at December 31, 2001(3)
	Shares Acquired on Exercise	Value Realized(1)	Vested	Unvested	Vested	Unvested
John C. Martin	339,320	$7,777,905	1,341,000	709,000	$34,161,666	$14,171,953
Norbert W. Bischofberger	251,000	$6,804,686	486,000	463,000	$11,712,554	$9,204,207
Mark L. Perry	320,000	$6,057,018	197,000	463,000	$4,098,601	$9,204,207
Nicole M. Onetto(4)	133,688	$2,544,005	70,790	0	$1,322,233	$0
Crispin G.S. Eley	27,988	$554,603	162,592	182,572	$3,367,668	$3,003,877

(1)
Represents the fair value of the aggregate amount of Common Stock on the date of exercise (based on the closing sales price reported on The Nasdaq Stock Market or the actual sales price if the shares were sold by the optionee) less the exercise price, and does not necessarily indicate that the shares were sold by the optionee.

(2)
Includes both in-the-money and out-of-the-money options.

(3)
Fair value of Gilead's Common Stock at December 31, 2001 ($32.86 based on the closing sales price reported on The Nasdaq Stock Market, restated for the stock split in the form of a stock dividend completed on March 8, 2002), less the exercise price.

(4)
On December 31, 2001 Dr. Onetto left the Company in connection with the sale of Gilead's oncology assets to OSI Pharmaceuticals, Inc. In accordance with the terms of the transaction, 26,998 of Dr. Onetto's options that were scheduled to vest in January 2002 were accelerated in full and were vested as of December 31, 2001. Under the terms of the NeXstar Incentive Stock Plan and Gilead's Restated 1991 Plan, Dr. Onetto will have until March 31, 2002 to exercise all of her vested options.

Compensation Committee Report(1)

        During the fiscal year ended December 31, 2001, the Compensation Committee of the Board (the "Compensation Committee") was comprised of Drs. Moore (Chairman) and Berg and Mr. Denny from January 1, 2001 through October 25, 2001 and since October 26, 2001 has been and is currently comprised of Drs. Moore (Chairman) and Berg, Mr. Denny and Mrs. Wilson. None of the Compensation Committee members is an officer or an employee of the Company. The Compensation Committee is responsible for making recommendations and taking actions concerning salaries and incentive compensation of officers and employees of the Company, including the award of stock options under the Company's stock option plans. In particular, the Compensation Committee evaluates the performance of management and determines the compensation of the Chief Executive Officer and other Named Executive Officers on an annual basis. The Chief Executive Officer is not present during the discussion of his compensation.

(1)
This Report is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

        The Company's executive compensation philosophy is to attract and retain executive officers capable of leading the Company to fulfillment of its business objectives by offering competitive compensation opportunities that reward individual contributions as well as corporate performance. In addition, long-term equity compensation is awarded to align the interests of management and stockholders. The Company provides executive officers (and key employees) of the Company with a substantial economic interest in the long-term appreciation of the Company's Common Stock through the grant of stock options, subject to vesting restrictions.

        The Compensation Committee met in January 2002 to determine salary and incentive compensation for the Company's Chief Executive Officer and other Named Executive Officers. Compensation for the Chief Executive Officer and each of the Company's other Named Executive Officers generally consists of three elements: cash salary, a performance-based cash bonus and stock option grants with exercise prices set at fair value at the time of grant. Base salaries and cash bonuses are determined annually, based in part on the achievement of corporate performance goals and objectives set by the Board and the Company's Chief Executive Officer. Under this performance criteria, the Chief Executive Officer's compensation is based entirely on the Company's success in meeting these established goals and objectives, while compensation for each Named Executive Officer is weighted between the Company's success (75%) and the performance of the respective functional group under that Named Executive Officer's responsibility (25%) in meeting those same goals and objectives. The Compensation Committee makes no other distinctions between the basis for the Chief Executive Officer's compensation and those factors and criteria upon which the other Named Executive Officer's compensation is based. Long-term equity incentives are granted to all Named Executive Officers from time to time on a discretionary basis. In determining compensation for all Named Executive Officers, the Compensation Committee also takes into consideration the financial condition and prospects for the Company as well as any promotions or changes in responsibilities that may have taken place during the fiscal year. Total compensation paid by the Company to its Chief Executive Officer and its other Named Executive Officers is designed to be competitive with compensation packages paid to the management of comparable companies in the biopharmaceutical industry. As in previous years, in making its compensation decisions, the Compensation Committee took into consideration executive compensation information from other biopharmaceutical companies, including industry surveys, publicly available information and reports from compensation consulting firms. The information reviewed by the Compensation Committee is not necessarily from the same group of companies that are included in the market indices in the graph included under "Performance Measurement Comparison" in this Proxy Statement.

        Many traditional measures of corporate performance, such as earnings per share or sales growth, are less important in reviewing performance of executives in the biopharmaceutical industry, as compared to more established industries. Because of the Company's current stage of development, the Compensation Committee emphasizes other indications of performance, such as the progress of the Company's research and development programs and corporate development activities. These qualitative factors necessarily involve a subjective assessment by the Compensation Committee of corporate performance. Moreover, the Compensation Committee does not base its considerations on any single performance factor, nor does it specifically assign relative weight to factors, but rather considers a mix of factors and evaluates Company and individual performance against that mix.

        In its January 2002 meeting, the Compensation Committee authorized increased compensation, including base salaries, performance-based cash bonuses and stock option grants for the Chief Executive Officer and the other Named Executive Officers based on the objective criteria discussed in this report. Specifically, the Compensation Committee concluded that the Company achieved or made progress towards the following stated performance goals and objectives established by the Company for the year 2001:

  •
  filings for marketing approval in both the United States and Europe for tenofovir disoproxil fumarate ("tenofovir DF") were completed by May 2001 and approved by the FDA and recommended for approval by the European Union Committee for Proprietary Medicinal Products in October 2001;

  •
  Viread™, a formulation of tenofovir DF, was successfully launched prior to its original target date;

  •
  manufacturing targets for development and commercial supplies of tenofovir DF were met as well as expectations for quantity and cost effectiveness of tenofovir DF's Active Pharmaceutical Ingredient (API) production;

  •
  the Company made significant progress in controlling expenses and meeting revenue targets;

  •
  the expanded access program for tenofovir DF was successfully designed and executed;

  •
  milestones for NX 211 and two pre-clinical oncology products were met;

  •
  milestones were achieved for adevofir dipivoxil for hepatitis B; and

  •
  the objective to introduce two new products into the Company's pipeline through licensing, acquisition, co-promotion or internal research programs was achieved with the commercialization agreement entered into with Cubist Pharmaceuticals, Inc. for European sales rights to Cidecin™ and the identification of GS 7340, a novel nucleotide analog reverse transcriptase inhibitor, through internal research.

        In addition, the Compensation Committee considered the following additional accomplishments in the year 2001:

  •
  the Company's oncology programs and research and development organizational structure were evaluated;

  •
  the Company's oncology assets and related technology were sold to OSI Pharmaceuticals for a pretax gain of $157.8 million;

  •
  a potential protease inhibitor candidate was identified through internal research;

  •
  the Company successfully licensed its SELEX™ (Systemic Evolution of Ligands through EXponential Enrichment) patent rights to Archemix Corporation for $17.5 million;

  •
  the Company's interest in Proligo, L.L.C. was sold for $14.3 million; and

  •
  the Company launched its new branding and logo project.

        The Compensation Committee believes that the continued commitment and leadership of the Company's executive officers through fiscal year 2001 were and continue to be important factors in the Company's achievements.

Compliance with Internal Revenue Code Section 162(m).

        Section 162(m) of the Internal Revenue Code (the "Code") generally provides that publicly held companies may not deduct compensation paid to certain of its top executive officers to the extent that such compensation exceeds $1 million per officer in a calendar year. Compensation that is "performance-based compensation" within the meaning of the Code does not count toward the $1 million limit. The Compensation Committee has determined that ordinary income recognized by the Company's Named Executive Officers as a result of their exercise of stock options granted by the Compensation Committee under the Restated 1991 Plan having an exercise price at least equal to the fair market value of the Company's Common Stock on the date of grant, qualifies as performance- based compensation as defined under Section 162(m) of the Code. Except for compensation paid to the Chief Executive Officer, the Company expects that amounts of compensation paid to its Named Executive Officers will fall within the $1 million limit under Section 162(m) of the Code.

                Gordon E. Moore, Chairman
                Paul Berg
                James M. Denny
                Gayle E. Wilson

Audit Committee Report(1)

        From January 1, 2001 through April 18, 2001, the Audit Committee of the Board (the "Audit Committee") consisted of Mr. Denny (Chairman) and Drs. Shultz and Moore. From April 19, 2001 through December 31, 2001, the Audit Committee consisted of Mr. Hull (Chairman) and Drs. Shultz and Moore. Mr. Denny, Chairman of the Board of Directors, during 2001, attended two of the four Audit Committee meetings in an ex-officio capacity. None of the Audit Committee members is an officer or an employee of the Company and all are "independent" directors and meet the financial literacy requirements under NASD rules.

(1)
This Report is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

        The Audit Committee oversees the Company's financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal control. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements included in the Annual Report on Form 10-K with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity and completeness of disclosures in the financial statements.

        The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards 61 as well as the auditors' independence from management and the Company, including the matters in the written disclosures received by the Audit Committee in accordance with the requirements of the Independence Standards Board Standard No. 1. The Audit Committee has also considered the compatibility of non-audit services with the auditors' independence.

        The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their audit and quarterly reviews, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting. The Audit Committee held four regular meetings, one special meeting and acted by unanimous written consent once during 2001.

        In reliance on the reviews and discussion referred to above, the Audit Committee recommended to the Board (and the Board approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2001 for filing with the SEC. The Audit Committee and the Board have also recommended, subject to stockholder ratification, the selection of the Company's independent auditors.

Cordell W. Hull, Chairman Gordon E. Moore George P. Shultz

Performance Measurement Comparison(1)

        The following graph compares total stockholder returns of Gilead since its initial public offering of Common Stock on January 22, 1992 to two indices: the Nasdaq CRSP Total Return Index for The Nasdaq Stock Market (U.S. companies), labeled Nasdaq-US, and the Nasdaq Pharmaceutical Index, labeled Nasdaq-Pharmaceutical. The total return for Gilead's Common Stock and for each index assumes the reinvestment of dividends, although cash dividends have never been declared on Gilead's Common Stock, and is based on the returns of the component companies weighted according to their capitalizations as of the end of each monthly period. The Nasdaq-US tracks the aggregate price performance of equity securities of U.S. companies traded on The Nasdaq Stock Market. The Nasdaq-Pharmaceutical tracks the aggregate price performance of equity securities of pharmaceutical companies traded on The Nasdaq Stock Market. Gilead's Common Stock is traded on The Nasdaq Stock Market and is a component of both the Nasdaq-US and the Nasdaq-Pharmaceutical.

(1)
This Section is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

(2)
Shows the cumulative total return on investment assuming an investment of $100 in each of Gilead, the Nasdaq-US and the Nasdaq-Pharmaceutical on January 22, 1992. The cumulative total return on Gilead's Common Stock has been computed based on an initial price of $3.75 per share, the price at which Gilead's shares were sold in its initial public offering on January 22, 1992, restated to reflect any stock split or stock dividend completed since this date.

Comparison of Cumulative Total Return on Investment Since
Gilead's Initial Public Offering on January 22, 1992(2)

Certain Transactions

        In June 1994, Vestar Pharmaceuticals (which was subsequently merged into NeXstar and then into the Company) made a loan to Crispin G.S. Eley, currently the Company's Senior Vice President, Pharmaceutical Operations. The principal amount of the loan was $80,000 with an interest rate of 7.25% and was due and payable on June 29, 2001. This loan had been extended previously on an annual basis but loan was paid in full in 2001.

        In October 1994, the Company entered into a loan agreement with Mark L. Perry, currently Gilead's Executive Vice President, Operations. The principal amount of the loan is $100,000 with a term of ten years. The loan is non-interest bearing and 50% of the principal amount will be forgiven on a pro rata basis over years six through ten as long as Mr. Perry is still employed by the Company. In the event Mr. Perry ceases to be employed by the Company, the loan becomes interest-bearing and due and payable within sixty days. The loan is secured by a deed of trust on Mr. Perry's residence. As of December 31, 2001, the outstanding balance of the loan was $80,000.

        In October 1995, the Company entered into a loan agreement with Michael K. Inouye, currently the Company's Senior Vice President, Sales and Marketing. The principal amount of the loan is $100,000 with a term of ten years. The loan is non-interest bearing and 50% of the principal amount will be forgiven on a pro rata basis over years six through ten as long as Mr. Inouye is still employed by the Company. In the event Mr. Inouye ceases to be employed by the Company, the loan becomes interest-bearing and due and payable within sixty days. As of December 31, 2001, the outstanding balance of the loan was $90,000.

        The Company has entered into indemnity agreements with each of its officers (including the Named Executive Officers) and directors which provide, among other things, that the Company will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party to by reason of his or her position as a director, officer or other agent of the Company, and otherwise to the full extent permitted under Delaware law and the Company's bylaws.

Other Matters

        The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors,

Mark L. Perry Secretary

        April 9, 2002

        A copy of Gilead's Annual Report to the Securities and Exchange Commission on Form 10-K for the year ended December 31, 2001, is available without charge upon written request to Investor Relations, Gilead Sciences, Inc., 333 Lakeside Drive, Foster City, California 94404.

EXHIBIT A

GILEAD SCIENCES, INC.
NOMINATING COMMITTEE CHARTER
(Adopted October 25, 2001)

Purpose

        The purpose of the Nominating Committee (the "Committee") of the Board of Directors (the "Board") of Gilead Sciences, Inc., a Delaware corporation (the "Company"), will be to (i) identify, review and evaluate candidates to serve as directors of the Company; (ii) serve as a focal point for communication between such candidates, non-committee directors and the Company's management; and (iii) recommend such candidates to the Board.

Composition

        The Committee will be comprised of one or more members of the Board. The members of the Committee will be appointed by and serve at the discretion of the Board.

Functions and Authority

        The operation of the Committee will be subject to the provisions of the Bylaws of the Company, as in effect from time to time, and to Section 141 of the Delaware General Corporation Law. The Committee will have the full power and authority to carry out the following responsibilities:

  1.
  Identify potential candidates for membership on the Board;

  2.
  Gather information on such candidates and conduct interviews and meetings with such candidates or their references;

  3.
  Make recommendations to the Board regarding candidates for membership on the Board;

  4.
  Make recommendations to the Board regarding overall Board composition and makeup;

  5.
  Perform such other functions and have such power as may be necessary or convenient in the efficient discharge of the foregoing; and

  6.
  Report to the Board from time to time, or whenever it shall be called upon to do so.

Meetings

        The Committee will hold meetings as and when the Committee deems appropriate. Officers of the Company may attend any meeting of the Committee, except for portions of the meetings where his, her or their presence would be inappropriate, as determined by the Committee.

Minutes and Reports

        Minutes of each meeting will be kept and distributed to each member of the Committee, members of the Board who are not members of the Committee and the Secretary of the Company. The Committee will report to the Board from time to time, or whenever so requested by the Board.

A-1

EXHIBIT B

Gilead Sciences, Inc.
1991 Stock Option Plan

Adopted November 15, 1991
Amended April 8, 1992
Amended April 21, 1993
Amended October 17, 1995
Amended and Restated January 22, 1998
Amended March 30, 1999
Amended and Restated April 5, 2000
Approved by Stockholders May 24, 2000
Amended January 18, 2001
Amended January 30, 2002

Termination Date: April 30, 2010

1.    Purposes.

        (a)  The Plan initially was adopted on November 15, 1991 and amended through October 17, 1995 (the "Initial Plan"). The Initial Plan was amended and restated in its entirety effective as of January 22, 1998 and amended through March 30, 1999. The Plan was amended and restated in its entirety, effective as of April 5, 2000 and further amended effective January 18, 2001. Subject to the approval of stockholders of the Company, the Plan hereby is amended as of January 30, 2002. The terms of the Plan (excluding the previously amended provision relating to the exercise price of Nonstatutory Stock Options) shall apply to all options granted pursuant to the Initial Plan.

        (b)  The purpose of the Plan is to provide a means by which selected Employees and Directors of, and Consultants to, the Company and its Affiliates may be given an opportunity to purchase stock of the Company.

        (c)  The Company, by means of the Plan, seeks to retain the services of persons who are now Employees of or Consultants to the Company, to secure and retain the services of new Employees and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

        (d)  The Company intends that the Options issued under the Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to subsection 3(c), be either Incentive Stock Options or Nonstatutory Stock Options. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and in such form as issued pursuant to Section 6, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option.

2.    Definitions.

        (a)  "Affiliate" means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

        (b)  "Board" means the Board of Directors of the Company.

        (c)  "Code" means the Internal Revenue Code of 1986, as amended.

        (d)  "Committee" means a Committee appointed by the Board in accordance with subsection 3(c) of the Plan.

        (e)  "Company" means Gilead Sciences, Inc., a Delaware corporation.

        (f)    "Consultant" means any person, including an advisor, engaged by the Company or an Affiliate to render services and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not otherwise compensated by the Company for their services as Directors. The term "Consultant" shall include a member of the Board of Directors of an Affiliate.

        (g)  "Continuous Service" (formerly designated as "Continuous Status as an Employee or Consultant") means that the Optionee's service with the Company or its Affiliates is not interrupted or terminated. The Optionee's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Optionee renders service to the Company or its Affiliates or a change in the entity for which the Optionee renders such service, provided that there is no interruption or termination of the Optionee's Continuous Service. For example, a change in status from an Employee of the Company to a Consultant or Director of the Company or a member of the Board of Directors of an Affiliate will not constitute an interruption of Continuous Service. The Board or the chief executive officer of the Company, in that party's sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by the Board or the chief executive officer of the Company, including sick leave, military leave, or any other personal leave.

        (h)  "Covered Employee" means the chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to stockholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

        (i)    "Director" means a member of the Board.

        (j)    "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

        (k)  "Employee" means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

        (l)    "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        (m)  "Fair Market Value" means, as of any date, the value of the common stock of the Company determined as follows:

            (i)  If the common stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") System, the Fair Market Value of a share of common stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in common stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

          (ii)  If the common stock is quoted on the Nasdaq System (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of common stock shall be the mean between the high bid and high asked prices for the common stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

          (iii)  In the absence of an established market for the common stock, the Fair Market Value shall be determined in good faith by the Board.

        (n)  "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

        (o)  "Non-Employee Director" means a Director who either (i) is not a current Employee or Officer of the Company or its parent or subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

        (p)  "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

        (q)  "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

        (r)  "Option" means a stock option granted pursuant to the Plan.

        (s)  "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

        (t)    "Optioned Stock" means the common stock of the Company subject to an Option.

        (u)  "Optionee" means a person who holds an outstanding Option.

        (v)  "Outside Director" means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of the Treasury regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time, and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director, or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

        (w)  "Plan" means this 1991 Stock Option Plan.

        (x)  "Rule 16-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

3.    Administration.

        (a)  The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

        (b)  The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

            (i)  To determine from time to time which of the persons eligible under the Plan shall be granted Options; when and how the Option shall be granted; whether the Option will be an Incentive Stock Option or a Nonstatutory Stock Option; the provisions of each Option granted (which need not be identical), including the time or times such Option may be exercised in whole or in part; and the number of shares for which an Option shall be granted to each such person.

          (ii)  To construe and interpret the Plan and Options granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Option Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

          (iii)  To amend the Plan as provided in Section 11.

          (iv)  Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company.

        (c)  The Board may delegate administration of the Plan to a Committee or Committees of one or more members of the Board. In the discretion of the Board, a Committee may consist solely of two or more Outside Directors, in accordance with Code Section 162(m), or solely of two or more non-employee directors, in accordance with Rule 16b-3 of the Exchange Act. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board (and references in this Plan to the Board shall thereafter be to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Within the scope of this authority, the Board or the Committee may delegate to a committee of one or more members of the Board the authority to grant Options to eligible persons who (1) are not then subject to Section 16 of the Exchange Act and/or (2) are either (i) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Option, or (ii) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code.

4.    Shares Subject To The Plan.

        (a)  Subject to the provisions of Section 10 relating to adjustments upon changes in stock, the stock that may be sold pursuant to Options shall not exceed in the aggregate fifty three million (53,000,000) shares of the Company's common stock. If any Option shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the stock not purchased under such Option shall revert to again become available for issuance under the Plan.

        (b)  The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.    Eligibility.

        (a)  Incentive Stock Options may be granted only to Employees. Nonstatutory Stock Options may be granted to Employees, Directors and Consultants.

        (b)  No person shall be eligible for the grant of an Incentive Stock Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of such stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

        (c)  Subject to the provisions of Section 10 relating to adjustments upon changes in stock, no person shall be eligible to be granted Options covering more than two million (2,000,000) shares of the Company's common stock in any calendar year.

6.    Option Provisions.

        Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

        (a)  Term. No Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

        (b)  Price.

            (i)  Exercise Price. The exercise price of each Incentive Stock Option and each Nonstatutory Stock Option shall be not less than one hundred percent (100%) of the fair market value of the stock subject to the Option on the date the Option is granted.

          (ii)  No Authority to Reprice. Without the consent of the stockholders of the Company, the Board shall have no authority to effect (a) the repricing of any outstanding Options under the Plan and/or (b) the cancellation of any outstanding Options under the Plan and the grant in substitution therefor of new Options under the Plan covering the same or different numbers of shares of Common Stock.

        (c)  Consideration. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised, or (ii) at the discretion of the Board or the Committee, at the time of the grant of the Option, (A) by delivery to the Company of other common stock of the Company, (B) according to a deferred payment arrangement, except that payment of the common stock's "par value" (as defined in the Delaware General Corporation Law) shall not be made by deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other common stock of the Company) with the person to whom the Option is granted or to whom the Option is transferred pursuant to subsection 6(d), or (C) in any other form of legal consideration that may be acceptable to the Board.

        In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

        (d)  Transferability. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Option is granted only by such person. A Nonstatutory Stock Option but not an Incentive Stock Option, may be transferred to the extent provided in the Option Agreement; provided that if the Option Agreement does not expressly permit the transfer of a Nonstatutory Stock Option, the Nonstatutory Stock Option shall not be transferable except by will, by the laws of descent and distribution and shall be exercisable during the lifetime of the person to whom the Option is granted only by such person. The person to whom the Option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

        (e)  Vesting. The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. During the remainder of the term of the

Option (if its term extends beyond the end of the installment periods), the option may be exercised from time to time with respect to any shares then remaining subject to he Option. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

        (f)    Securities Law Compliance. The Company may require any Optionee, or any person to whom an Option is transferred under subsection 6(d), as a condition of exercising any such Option, (1) to give written assurances satisfactory to the Company as to the Optionee's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Option for such person's own account and not with any present intention of selling or otherwise distributing the stock. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of the Option has been registered under a then currently effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may require the Optionee to provide such other representations, written assurances, or information which the Company shall determine is necessary, desirable or appropriate to comply with applicable securities and other laws as a condition of granting an Option to such Optionee or permitting the Optionee to exercise such Option. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

        (g)  Termination of Employment or Consulting Relationship. In the event an Optionee's Continuous Service terminates (other than upon the Optionee's death or Disability), the Optionee may exercise his or her Option, but only within such period of time as is determined by the Board, and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the case of an Incentive Stock Option, the Board shall determine such period of time (in no event to exceed ninety (90) days from the date of termination) when the Option is granted. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to the Plan.

        (h)  Disability of Optionee. In the event an Optionee's Continuous Service terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option, but only within twelve (12) months from the date of such termination (or such shorter period specified in the Option Agreement), and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to the Plan.

        (i)    Death of Optionee. In the event of the death of an Optionee, the Option may be exercised, at any time within twelve (12) months following the date of death (or such shorter period specified in the Option Agreement) (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to the Plan.

        (j)    Early Exercise. The Option may, but need not, include a provision whereby the Optionee may elect at any time while an Employee or Consultant to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased may be subject to a repurchase right in favor of the Company or to any other restriction the Board determines to be appropriate.

        (k)  Withholding. To the extent provided by the terms of an Option Agreement, the Optionee may satisfy any federal, state or local tax withholding obligation relating to the exercise of such Option by any of the following means or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold shares from the shares of the common stock otherwise issuable to the Optionee as a result of the exercise of the Option; or (3) delivering to the Company owned and unencumbered shares of the common stock of the Company.

7.    Covenants Of The Company.

        (a)  During the terms of the Options, the Company shall keep available at all times the number of shares of stock required to satisfy such Options.

        (b)  The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the Options; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any Option or any stock issued or issuable pursuant to any such Option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Options unless and until such authority is obtained.

8.    Use Of Proceeds From Stock.

        Proceeds from the sale of stock pursuant to Options shall constitute general funds of the Company.

9.    Miscellaneous.

        (a)  The Board shall have the power to accelerate the time at which an Option may first be exercised or the time during which an Option or any part thereof will vest pursuant to subsection 6(e), notwithstanding the provisions in the Option stating the time at which it may first be exercised or the time during which it will vest.

        (b)  Neither an Optionee nor any person to whom an Option is transferred under subsection 6(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Option unless and until such person has satisfied all requirements for exercise of the Option pursuant to its terms.

        (c)  Nothing in the Plan or any instrument executed or Option granted pursuant thereto shall confer upon any Employee, Consultant or Optionee any right to continue in the employ of the

Company or any Affiliate (or to continue acting as a Consultant) or shall affect the right of the Company or any Affiliate to terminate the employment or relationship as a Consultant of any Employee, Consultant or Optionee with or without cause.

        (d)  To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

10.  Adjustments Upon Changes In Stock.

        (a)  If any change is made in the stock subject to the Plan, or subject to any Option (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Plan will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan pursuant to subsection 4(a) and the maximum number of shares subject to award to any person during any calendar year period pursuant to subsection 5(d), and the outstanding Options will be appropriately adjusted in the class(es) and number of shares and price per share of stock subject to such outstanding Options.

        (b)  In the event of: (1) a dissolution or liquidation of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) any other capital reorganization in which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged, then, at the sole discretion of the Board and to the extent permitted by applicable law: (i) any surviving corporation shall assume any Options outstanding under the Plan or shall substitute similar Options for those outstanding under the Plan, (ii) the time during which such Options may be exercised shall be accelerated and the Options terminated if not exercised prior to such event, or (iii) such Options shall continue in full force and effect.

        (c)  Notwithstanding any other provisions of this Plan to the contrary, if an event occurs as specified in subsection 10(b) (a "Change in Control") and if within one (1) month before or thirteen (13) months after the date of such Change in Control the Continuous Service of an Optionee terminates due to an involuntary termination (not including death or Disability) without Cause (as such term is defined below) or a voluntary termination by the Optionee due to a Constructive Termination (as such term is defined below), then the vesting and exercisability of all Options held by such Optionee shall be accelerated, or any reacquisition or repurchase rights held by the Company with respect to an option shall lapse, as follows. With respect to those Options held by an Optionee at the time of such termination, one hundred percent (100%) of the unvested shares covered by such Options shall vest and become exercisable (or reacquisition or repurchase rights held by the Company shall lapse with respect to one hundred percent (100%) of the shares still subject to such rights, as appropriate) as of the date of such termination. Notwithstanding the foregoing, however, if such potential acceleration of the vesting and exercisability of Options (or lapse of reacquisition or repurchase rights held by the Company with respect to Options) would cause a contemplated Change in Control transaction that would otherwise be eligible to be accounted for as a "pooling-of-interests" transaction to become ineligible for such accounting treatment under generally accepted accounting principles as determined by the Company's independent public accountants (the "Accountants") prior to the Change of Control, such acceleration shall not occur.

        For the purposes of this subsection 10(c) only, "Cause" means (i) conviction of, a guilty plea with respect to, or a plea of nolo contendere to a charge that an Optionee has committed a felony under the laws of the United States or of any state or a crime involving moral turpitude, including, but not limited to, fraud, theft, embezzlement or any crime that results in or is intended to result in personal enrichment at the expense of the Company or an Affiliate; (ii) material breach of any agreement entered into between the Optionee and the Company or an Affiliate that impairs the Company's or the Affiliate's interest therein; (iii) willful misconduct, significant failure of the Optionee to perform the Optionee's duties, or gross neglect by the Optionee of the Optionee's duties; or (iv) engagement in any activity that constitutes a material conflict of interest with the Company or any Affiliate.

        For purposes of this subsection 10(c) only, "Constructive Termination" means the occurrence of any of the following events or conditions: (i) (A) a change in the Optionee's status, title, position or responsibilities (including reporting responsibilities) which represents an adverse change from the Optionee's status, title, position or responsibilities as in effect at any time within ninety (90) days preceding the date of a Change in Control or at any time thereafter; (B) the assignment to the Optionee of any duties or responsibilities which are inconsistent with the Optionee's status, title, position or responsibilities as in effect at any time within ninety (90) days preceding the date of a Change in Control or at any time thereafter; or (C) any removal of the Optionee from or failure to reappoint or reelect the Optionee to any of such offices or positions, except in connection with the termination of the Optionee's Continuous Service for Cause, as a result of the Optionee's Disability or death or by the Optionee other than as a result of Constructive Termination; (ii) a reduction in the Optionee's annual base compensation or any failure to pay the Optionee any compensation or benefits to which the Optionee is entitled within five (5) days of the date due; (iii) the Company's requiring the Optionee to relocate to any place outside a fifty (50) mile radius of the Optionee's current work site, except for reasonably required travel on the business of the Company or its Affiliates which is not materially greater than such travel requirements prior to the Change in Control; (iv) the failure by the Company to (A) continue in effect (without reduction in benefit level and/or reward opportunities) any material compensation or employee benefit plan in which the Optionee was participating at any time within ninety (90) days preceding the date of a Change in Control or at any time thereafter, unless such plan is replaced with a plan that provides substantially equivalent compensation or benefits to the Optionee, or (B) provide the Optionee with compensation and benefits, in the aggregate, at least equal (in terms of benefit levels and/or reward opportunities) to those provided for under each other employee benefit plan, program and practice in which the Optionee was participating at any time within ninety (90) days preceding the date of a Change in Control or at any time thereafter; (v) any material breach by the Company of any provision of an agreement between the Company and the Optionee, whether pursuant to this Plan or otherwise, other than a breach which is cured by the Company within fifteen (15) days following notice by the Optionee of such breach; or (vi) the failure of the Company to obtain an agreement, satisfactory to the Optionee, from any successors and assigns to assume and agree to perform the obligations created under this Plan.

        (d)  In the event that the acceleration of the vesting and exercisability of the Options or lapse of reacquisition or repurchase rights held by the Company with respect to Options provided for in subsection 10(c) and benefits otherwise payable to an Optionee (i) constitute "parachute payments" within the meaning of Section 280G (as it may be amended or replaced) of the Code, and (ii) but for this subsection 10(d) would be subject to the excise tax imposed by Section 4999 (as it may be amended or replaced) of the Code (the "Excise Tax"), then such optionee's benefits hereunder shall be delivered to such lesser extent which would result in no portion of such benefits being subject to the Excise Tax; provided, however, that the benefits hereunder shall be reduced only to the extent necessary after all cash amounts otherwise payable to such optionee and which constitute "parachute payments" have been returned. Unless the Company and such optionee otherwise agree in writing, any determination required under this subsection 10(d) shall be made in writing in good faith by the Accountants. For purposes of making the calculations required by this subsection 10(d), the Accountants may make reasonable assumptions and approximations concerning applicable taxes and may rely on reasonable, good faith interpretations concerning the application of the Code. The Company and such optionees shall furnish to the Accountants such information and documents as the Accountants may reasonably request in order to make a determination under this subsection 10(d). The Company shall bear all costs the Accountants may reasonably incur in connection with any calculations contemplated by this subsection 10(d).

11.  Amendment Of The Plan.

        (a)  The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 10 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

            (i)  Increase the number of shares reserved for options under the Plan;

          (ii)  Effect (a) the repricing of any outstanding Options under the Plan and/or (b) the cancellation of any outstanding Options under the Plan and the grant in substitution therefor of new Options under the Plan covering the same or different numbers of shares of Common Stock;

          (iii)  Modify the requirements as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code); or

          (iv)  Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code or to comply with the requirements of Rule 16b-3 or any Nasdaq or securities exchange listing requirements.

        (b)  The Board may in its sole discretion submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

        (c)  It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide optionees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

        (d)  Rights and obligations under any Option granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan unless (i) the Company requests the consent of the person to whom the Option was granted and (ii) such person consents in writing.

12.  Termination Or Suspension Of The Plan.

        (a)  The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on April 30, 2010, which is a date within ten (10) years following stockholder approval of the amended and restated Plan adopted by the Board on April 5, 2000. No Options may be granted under the Plan while the Plan is suspended or after it is terminated.

        (b)  Rights and obligations under any Option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the person to whom the Option was granted.

13.  Effective Date Of Plan.

        The Plan shall become effective as determined by the Board, but no Options granted under the Plan shall be exercised unless and until the stockholders of the Company have approved the Plan.

EXHIBIT C

Gilead Sciences, Inc.
1995 Non-Employee Directors' Stock Option Plan
Adopted On November 27, 1995
Approved By Stockholders
On April 25, 1996
Amended On January 26, 1999
Approved By Stockholders
On July 29, 1999
Amended On January 30, 2002

Termination Date: November 26, 2005

1. Purpose.

        (a)  The purpose of the 1995 Non-Employee Directors' Stock Option Plan (the "Plan") is to provide a means by which each director of Gilead Sciences, Inc. (the "Company") who is not otherwise an employee of the Company or of any Affiliate of the Company (each such person being hereafter referred to as a "Non-Employee Director") will be given an opportunity to purchase stock of the Company.

        (b)  The word "Affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended from time to time (the "Code").

        (c)  The Company, by means of the Plan, seeks to retain the services of persons now serving as Non-Employee Directors of the Company, to secure and retain the services of persons capable of serving in such capacity, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

2. Administration.

        (a)  The Plan shall be administered by the Board of Directors of the Company (the "Board") unless and until the Board delegates administration to a committee, as provided in subparagraph 2(b).

        (b)  The Board may delegate administration of the Plan to a committee composed of not fewer than two (2) members of the Board (the "Committee"). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

3. Shares Subject To The Plan.

        (a)  Subject to the provisions of paragraph 10 relating to adjustments upon changes in stock, the stock that may be sold pursuant to options granted under the Plan shall not exceed in the aggregate two million eight hundred thousand (2,800,000) shares of the Company's common stock. If any option granted under the Plan shall for any reason expire or otherwise terminate without having been exercised in full, the stock not purchased under such option shall again become available for the Plan.

        (b)  The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

4. Eligibility.

        Options shall be granted only to Non-Employee Directors of the Company.

5. Non-Discretionary Grants.

        (a)  On January 2, 1996, each person who is then a Non-Employee Director automatically shall be granted an option to purchase one hundred thousand (100,000) shares of common stock of the Company on the terms and conditions set forth herein.

        (b)  Each person who is, after January 2, 1996, elected for the first time to be a Non-Employee Director automatically shall, upon the date of initial election to be a Non-Employee Director by the Board or stockholders of the Company, be granted an option to purchase one hundred thousand (100,000) shares of common stock of the Company on the terms and conditions set forth herein.

        (c)  On the one-year anniversary date of each Non-Employee Director's initial grant under subparagraph 5(a) or 5(b) above, and on each one-year anniversary date thereafter, each person who is then a Non-Employee Director automatically shall be granted an option to purchase fifteen thousand (15,000) shares of common stock of the Company on the terms and conditions set forth herein.

        (d)  In addition to the option grants described above, the Chairperson of the Board, if he or she is a Non-Employee Director, or a Non-Employee Director designated by the Board as a "lead director" in circumstances where there is no Chairperson or the Chairperson is an employee of the Company, automatically shall be granted options to purchase: (i) eighty thousand (80,000) shares of common stock of the Company, at the time of his or her initial grant under subparagraph 5(a) or 5(b) above or upon later election as Chairperson or designation as lead director; and (ii) twelve thousand (12,000) shares of common stock of the Company at the time of each annual grant under subparagraph 5(c) above, all such grants to be on the terms and conditions set forth herein.

        (e)  In addition to the option grants described above, each Non-Employee Director who serves on a standing committee of the Board automatically shall be granted options to purchase: (i) four thousand (4,000) shares of common stock of the Company, at the time of his or her initial grant under subparagraph 5(a) or 5(b) above or upon later election to each such committee, plus an additional eight thousand (8,000) shares of common stock of the Company at the same time for the Chairperson of each such committee; and (ii) three thousand (3,000) shares of common stock of the Company at the time of each annual grant under subparagraph 5(c) above, plus an additional six thousand (6,000) shares of common stock of the Company for the Chairperson of each such committee, at the time of each annual grant, all such grants to be on the terms and conditions set forth herein.

6. Option Provisions.

        Each option granted under the Plan shall be subject to the following terms and conditions:

        (a)  The term of each option commences on the date it is granted and, unless sooner terminated as set forth herein, expires on the date ("Expiration Date") ten (10) years from the date of grant. If the optionee's service as a Non-Employee Director or employee of or consultant to the Company or any Affiliate terminates for any reason or for no reason, the option shall terminate on the earlier of the Expiration Date or the date three (3) months following the date of termination of all such service; provided, however, that if such termination of service is due to the optionee's death or permanent and total disability (within the meaning of Section 422(c)(6) of the Code), the option shall terminate on the earlier of the Expiration Date or one (1) year following the date of the optionee's death or permanent and total disability. In any and all circumstances, an option may be exercised following termination of the optionee's service as a Non-Employee Director or employee of or consultant to the Company or any Affiliate only as to that number of shares as to which it was exercisable on the date of termination of all such service under the provisions of subparagraph 6(e).

        (b)  The exercise price of each option shall be one hundred percent (100%) of the fair market value of the stock subject to such option on the date such option is granted.

        (c)  Payment of the exercise price of each option is due in full in cash upon any exercise when the number of shares being purchased upon such exercise is less than 4,000 shares; but when the number of shares being purchased upon an exercise is 4,000 or more shares, the optionee may elect to make payment of the exercise price under one of the following alternatives:

            (i)  Payment of the exercise price in cash at the time of exercise; or

          (ii)  Provided that at the time of the exercise the Company's common stock is publicly traded and quoted regularly in the Wall Street Journal, payment by delivery of shares of common stock of the Company already owned by the optionee, held for the period required to avoid a charge to the Company's reported earnings, and owned free and clear of any liens, claims, encumbrances or security interests, which common stock shall be valued at its fair market value on the date preceding the date of exercise; or

        (iii)  Payment by a combination of the methods of payment specified in subparagraphs 6(c)(i) and 6(c)(ii) above.

        Notwithstanding the foregoing, this option may be exercised pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which results in the receipt of cash (or check) by the Company prior to the issuance of shares of the Company's common stock.

        (d)  An option shall not be transferable except by will or by the laws of descent and distribution, or pursuant to a qualified domestic relations order satisfying the requirements of Rule 16b-3 under the Securities Exchange Act of 1934, as amended ("Rule 16b-3") and shall be exercisable during the lifetime of the person to whom the option is granted only by such person (or by his guardian or legal representative) or transferee pursuant to such an order. Notwithstanding the foregoing, the optionee may, by delivering written notice to the Company in a form satisfactory to the Company, designate a third party who, in the event of the death of the optionee, shall thereafter be entitled to exercise the option.

        (e)  The option shall become exercisable in installments over a period of five (5) years from the date of grant at the rate of five percent (5%) in equal quarterly installments commencing on the date three (3) months after the date of grant of the option, provided that the optionee has, during the entire period prior to such vesting date, continuously served as a Non-Employee Director or employee of or consultant to the Company or any Affiliate of the Company, whereupon such option shall become fully exercisable in accordance with its terms with respect to that portion of the shares represented by that installment.

        (f)    The Company may require any optionee, or any person to whom an option is transferred under subparagraph 6(d), as a condition of exercising any such option: (i) to give written assurances satisfactory to the Company as to the optionee's knowledge and experience in financial and business matters; and (ii) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the option for such person's own account and not with any present intention of selling or otherwise distributing the stock. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of the option has been registered under a then-currently-effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or (ii), as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then-applicable securities laws.

        (g)  Notwithstanding anything to the contrary contained herein, an option may not be exercised unless the shares issuable upon exercise of such option are then registered under the Securities Act or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act.

7. Covenants Of The Company.

        (a)  During the terms of the options granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such options.

        (b)  The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the options granted under the Plan; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any option granted under the Plan, or any stock issued or issuable pursuant to any such option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such options.

8. Use Of Proceeds From Stock.

        Proceeds from the sale of stock pursuant to options granted under the Plan shall constitute general funds of the Company.

9. Miscellaneous.

        (a)  Neither an optionee nor any person to whom an option is transferred under subparagraph 6(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such option unless and until such person has satisfied all requirements for exercise of the option pursuant to its terms.

        (b)  Throughout the term of any option granted pursuant to the Plan, the Company shall make available to the holder of such option, not later than one hundred twenty (120) days after the close of each of the Company's fiscal years during the option term, upon request, such financial and other information regarding the Company as comprises the annual report to the stockholders of the Company provided for in the Bylaws of the Company and such other information regarding the Company as the holder of such option may reasonably request.

        (c)  Nothing in the Plan or in any instrument executed pursuant thereto shall confer upon any Non-Employee Director any right to continue in the service of the Company or any Affiliate or shall affect any right of the Company, its Board or stockholders or any Affiliate to terminate the service of any Non-Employee Director with or without cause.

        (d)  No Non-Employee Director, individually or as a member of a group, and no beneficiary or other person claiming under or through him, shall have any right, title or interest in or to any option reserved for the purposes of the Plan except as to such shares of common stock, if any, as shall have been reserved for him pursuant to an option granted to him.

        (e)  In connection with each option made pursuant to the Plan, it shall be a condition precedent to the Company's obligation to issue or transfer shares to a Non-Employee Director, or to evidence the removal of any restrictions on transfer, that such Non-Employee Director make arrangements satisfactory to the Company to insure that the amount of any federal or other withholding tax required to be withheld with respect to such sale or transfer, or such removal or lapse, is made available to the Company for timely payment of such tax.

        (f)    As used in this Plan, "fair market value" means, as of any date, the value of the common stock of the Company determined as follows:

            (i)  If the common stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") System, the Fair Market Value of a share of common stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in common stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

          (ii)  If the common stock is quoted on the Nasdaq System (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of common stock shall be the mean between the bid and asked prices for the common stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

        (iii)  In the absence of an established market for the common stock, the Fair Market Value shall be determined in good faith by the Board.

10. Adjustments Upon Changes In Stock.

        (a)  If any change is made in the stock subject to the Plan, or subject to any option granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Plan and outstanding options will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding options.

        (b)  In the event of: (1) a merger or consolidation in which the Company is not the surviving corporation; (2) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (3) any other capital reorganization in which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged, the time during which options outstanding under the Plan may be exercised shall be accelerated and the options terminated if not exercised prior to such event.

11. Amendment Of The Plan.

        (a)  The Board at any time, and from time to time, may amend the Plan, provided, however, that the Board shall not amend the plan more than once every six (6) months, with respect to the provisions of the Plan which relate to the amount, price and timing of grants, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder. Except as provided in paragraph 10 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

            (i)  Increase the number of shares which may be issued under the Plan;

          (ii)  Modify the requirements as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to comply with the requirements of Rule 16b-3); or

        (iii)  Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to comply with the requirements of Rule 16b-3 or Section 162(m) of the Internal Revenue Code.

        (b)  Rights and obligations under any option granted before any amendment of the Plan shall not be impaired by such amendment unless (i) the Company requests the consent of the person to whom the option was granted and (ii) such person consents in writing.

12. Termination Or Suspension Of The Plan.

        (a)  The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on November 26, 2005. No options may be granted under the Plan while the Plan is suspended or after it is terminated.

        (b)  Rights and obligations under any option granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the consent of the person to whom the option was granted.

        (c)  The Plan shall terminate upon the occurrence of any of the events described in Section 10(b) above.

13. Effective Date Of Plan; Conditions Of Exercise.

        (a)  The Plan shall become effective upon adoption by the Board of Directors, subject to the condition subsequent that the Plan is approved by the stockholders of the Company.

        (b)  No option granted under the Plan shall be exercised or exercisable unless and until the condition of subparagraph 13(a) above has been met.

GILEAD SCIENCES, INC.
PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 22, 2002

        The undersigned hereby appoints John C. Martin and Mark L. Perry, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Gilead Sciences, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Gilead Sciences, Inc. to be held at Hotel Sofitel, 223 Twin Dolphin Drive, Redwood City, California on Wednesday, May 22, 2002 at 10:00 a.m., and at any and all continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

        UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1, AND FOR PROPOSALS 2, 3 AND 4 AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

/*\ Detach here from proxy voting card /*\

Please mark your votes as indicated in this example	☒
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR LISTED BELOW.		FOR ALL NOMINEES LISTED BELOW (EXCEPT AS MARKED TO THE CONTRARY BELOW).	WITHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW.	THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2, 3, and 4.
Proposal 1:	To elect directors to serve for the next year and until their successors are elected.	☐	☐	Proposal 2:	To approve an amendment to the Company's 1991 Stock Option Plan to increase the total number of shares of Common Stock authorized for issuance under the plan from 47,000,000 to 53,000,000.	FOR ☐	AGAINST ☐	ABSTAIN ☐
Nominees: 01 Paul Berg 02 Etienne F. Davignon 03 James M. Denny 04 Cordell W. Hull 05 John C. Martin 06 Gordon E. Moore 07 George P. Shultz 08 Gayle E. Wilson				Proposal 3:
					To approve an amendment to the Company's 1995 Non-Employee Directors' Stock Option Plan to increase the total number of shares of Common Stock authorized for issuance under the plan from 2,200,000 to 2,800,000.	FOR ☐	AGAINST ☐	ABSTAIN ☐
				Proposal 4:	To ratify the selection of Ernst & Young LLP as independent auditors of the Company for its fiscal year ending December 31, 2002.	FOR ☐	AGAINST ☐	ABSTAIN ☐
To withhold authority to vote for any nominee(s), write such nominee(s)' name(s) below:

Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person. Please vote, date, sign and promptly return this proxy in the enclosed return envelope that is postage prepaid if mailed in the United States.
SIGNATURE(S)	DATED:	, 2002

/*\ Detach here from proxy voting card. /*\

QuickLinks

PROPOSAL 1 ELECTION OF DIRECTORS
PROPOSAL 2 APPROVAL OF THE AMENDED AND RESTATED 1991 STOCK OPTION PLAN
PROPOSAL 3
PROPOSAL 4 RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS
Summary of Compensation
Summary Compensation Table
Option Grants in Last Fiscal Year
Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values
Comparison of Cumulative Total Return on Investment Since Gilead's Initial Public Offering on January 22, 1992(2)
GILEAD SCIENCES, INC. NOMINATING COMMITTEE CHARTER (Adopted October 25, 2001)
  EXHIBIT B
  EXHIBIT C